SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

JOHN WILEY & SONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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111 River Street Hoboken, NJ 07030-5774 (201) 748-6000

Peter Booth Wiley Chairman of the Board

August 5, 2004

TO OUR SHAREHOLDERS:

       We cordially invite you to attend the 2004 Annual Meeting of Shareholders to be held on Wednesday, September 15, 2004 at 9:30 in the morning, at the Company's headquarters, 111 River Street, Hoboken, New Jersey. The official Notice of Meeting, Proxy Statement, and separate forms of proxy for Class A and Class B Shareholders are enclosed with this letter. The matters listed in the Notice of Meeting are described in the attached Proxy Statement.

       The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company's affairs, and encourages those entitled to vote at this Annual Meeting to take the time to do so. We hope you will attend the meeting, but whether or not you expect to be personally present, please vote your shares, either by signing, dating and promptly returning the enclosed proxy card (or, if you own two classes of shares, both proxy cards) in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting. Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet) or by voting in person at the Annual Meeting. If you attend the meeting you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

       Your vote is important to us, and we appreciate your prompt attention to this matter.

Sincerely,
Chairman of the Board

111 River Street Hoboken, NJ 07030-5774 (201) 748-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 15, 2004

To our Shareholders:

       The Annual Meeting of Shareholders of John Wiley & Sons, Inc. (the “Company”) will be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on Wednesday, September 15, 2004 at 9:30 A.M., for the following purposes:

       1. To elect a board of ten (10) directors, of whom three (3) are to be elected by the holders of Class A Common Stock voting as a class and seven (7) are to be elected by the holders of Class B Common Stock voting as a class.

       2. To ratify the appointment by the Board of Directors of the Company's independent public accountants for the fiscal year ending April 30, 2005.

       3. To approve the 2004 Key Employee Stock Plan.

       4. To approve the 2004 Executive Annual Incentive Plan.

       5. To approve the Director Stock Plan.

       6. To transact such other business as may properly come before the meeting or any adjournments thereof.

       Shareholders of record at the close of business on July 19, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

       Please vote by proxy in one of these ways:

•	Use the toll-free telephone number shown on your proxy card or voting instructions form (if you receive proxy materials from a broker or bank);

•	Visit the Internet website at www.proxyvotenow.com/jws; or

•	Mail, date, sign and promptly return your proxy card in the postage-prepaid envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS JOSEPHINE BACCHI Secretary

August 5, 2004
Hoboken, New Jersey

       Your vote is important to us. Whether or not you plan to be present at the Annual Meeting, please vote your proxy either via the Internet, by telephone, or by mail. Signing and returning the proxy card, voting via the Internet or by telephone does not affect your right to vote in person if you attend the Annual Meeting.

PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of John Wiley & Sons, Inc. (the “Company”) of proxies to be used at the Annual Meeting of Shareholders to be held on September 15, 2004 at the time and place set forth in the accompanying Notice of Meeting and at any and all adjournments thereof. This Proxy Statement and accompanying forms of proxy relating to each class of Common Stock, together with the Company's Annual Report to Shareholders for the fiscal year ended April 30, 2004 (“fiscal 2004”), are first being sent or given to shareholders on August 5, 2004.

       The executive offices of the Company are at 111 River Street, Hoboken, New Jersey 07030-5774.

       TABLE OF CONTENTS

Voting Securities, Record Date, Principal Holders, page 1
Corporate Governance Principles, page 3
Certain Information Concerning the Board, page 6
Election of Directors, page 8
Section 16(a) Beneficial Ownership Reporting Compliance, page 12
Executive Compensation, page 12
Performance Graph, page 15
Report of the Audit Committee, page 19
Ratification of the Appointment of Independent Public Accountants, page 21
Approval of the 2004 Key Employee Stock Plan, page 21
Approval of the 2004 Executive Annual Incentive Plan, page 26
Approval of the Director Stock Plan, page 27
Manner and Expenses of Solicitation, page 28
Deadline for Submission of Shareholder Proposals, page 29
Other Matters, page 29
2004 Key Employee Stock Plan, Exhibit A
2004 Executive Annual Incentive Plan, Exhibit B
Director Stock Plan, Exhibit C

I. Voting Securities—
   Record Date—
   Principal Holders

       Only shareholders of record at the close of business on July 19, 2004 are entitled to vote at the Annual Meeting of Shareholders on the matters that may come before the Annual Meeting.

       At the close of business on July 19, 2004, there were 50,501,757 shares of Class A Common Stock, par value $1.00 per share (the “Class A Stock”), and 11,229,164 shares of Class B Common Stock, par value $1.00 per share (the “Class B Stock”), issued and outstanding and entitled to vote.

       The holders of Class A Stock, voting as a class, are entitled to elect three (3) directors, and the holders of Class B Stock, voting as a class, are entitled to elect seven (7) directors. Each outstanding share of Class A and Class B Stock is entitled to one vote for each Class A or Class B director, respectively. The presence in person or by proxy of a majority of the outstanding shares of Class A or Class B Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum for the purpose of voting to elect that class of directors. All elections shall be determined by a plurality of the class of shares voting thereon. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

       The holders of the Class A and Class B Stock vote together as a single class on all other business that properly comes before the Annual Meeting, with each outstanding share of Class A Stock entitled to one-tenth (1/10) of one vote and each outstanding share of Class B Stock entitled to one vote.

       Proposals 2, 3, 4 and 5 require approval by a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes are not counted in determining the votes cast, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.

       If you are a beneficial shareholder and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors and the ratification of KPMG LLP as our independent auditor even if the broker does not receive voting instructions from you. Under New York Stock Exchange rules, your broker may not vote your shares on proposals 3, 4 and 5 absent instructions from you.

       The following table and footnotes set forth, at the close of business on July 19, 2004, information concerning each person owning of record, or known to the Company to own beneficially, or who might be deemed to own, 5% or more of its outstanding shares of Class A or Class B Stock. The table below was prepared from the records of the Company and from information furnished to it. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described above.

Name and Address	Class of Stock	Common Stock Owned Beneficially	Percent of Class		Percent of Total Voting Power

E.P. Hamilton Trusts, LLC 965 Mission Street San Francisco, CA(1)	A B	462,338 8,125,536	0.9 72.4	% %	0.3 50.0	% %
Deborah E. Wiley 111 River Street Hoboken, NJ(2)(3)(4)	A B	1,253,976 38,820	2.5 0.3	% %	0.8 0.2	% %
Peter Booth Wiley 111 River Street Hoboken, NJ(2)(3)(5)	A B	1,224,630 12,240	2.4 0.1	% %	0.8 0.1	% %
Bradford Wiley II 111 River Street Hoboken, NJ(2)(3)	A B	1,198,157 12,240	2.4 0.1	% %	0.7 0.1	% %
Private Capital Management Naples, Fl Investment Manager(7)	A	7,806,179	15.5%		4.8%
The Bass Management Trust and Certain Other Persons and Entities 201 Main Street Fort Worth, TX(6)	A	5,563,653	11.0%		3.4%
Pioneering Investment Management, Inc. Boston, MA Investment Manager(7)	A	3,903,078	7.7%		2.4%
United States Trust Corporation New York, NY Investment Manager(7)	A	3,257,110	6.4%		2.0%
Theodore L. Cross and Certain Other Persons and Entities 200 West 57th Street New York, NY(8)	A B	867,463 995,958	1.7 8.9	% %	0.5 6.1	% %

(1)	Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as members of the E.P. Hamilton Trusts, LLC established for the purpose of investing in, owning and managing securities of John Wiley & Sons, Inc., share investment and voting power.
(2)	Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as general partners of a limited partnership, share voting and investment power with respect to 301,645 shares of Class A Stock. For purpose of this table, each is shown as the owner of one-third of such shares.
(3)	Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as co-trustees, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.
(4)	Includes 540 shares of Class A Stock and 8,660 shares of Class B Stock of which Deborah Wiley is custodian for minor children.
(5)	Includes 2,948 shares of Class A Stock which Peter Booth Wiley has the right to acquire under an option granted under the 1990 Director Stock Plan, as Amended and Restated as of June 22, 2001.
(6)	Based on filings with the Securities and Exchange Commission pursuant to Regulation 13D of the Securities Exchange Act of 1934, includes The Bass Management Trust, Perry R. Bass, Nancy L. Bass, Lee M. Bass, and certain other persons.
(7)	Based on filings with the Securities and Exchange Commission, including filings pursuant to Rule 13f-1 of the Securities Exchange Act of 1934, and other information deemed reliable by the Company.
(8)	Based on filings with the Securities and Exchange Commission pursuant to Regulation 13D of the Securities Exchange Act of 1934, includes Theodore L. Cross, Mary S. Cross, Amanda B. Cross, Lisa W. Pownall-Gray, and the Louisville Charitable Remainder Unit Trust.

II. Corporate
    Governance
    Principles

       To promote the best corporate governance practices, the Company adheres to the Governance Corporate Principles (“Principles”) set forth below, many of which have been in effect for more than a decade. The Board of Directors (the “Board”) and management believe that these Principles, which are consistent with the requirements of the Securities and Exchange Commission and the New York Stock Exchange, are in the best interests of the Company, its shareholders and other stakeholders, including employees, authors, customers and suppliers. The Board is responsible for ensuring that the Company has a management team capable of representing these interests and of achieving superior business performance.

1. Primary Duties

       The Board, which is elected annually by the shareholders, exercises oversight and has final authority and responsibility with respect to the Company's affairs, except with respect to those matters reserved to shareholders. All major decisions are considered by the Board as a whole.

       The Board elects the Chief Executive Officer (“CEO”) and other corporate officers, acts as an advisor to and resource for management, and monitors management's performance.

       The Board plans for the succession of the CEO. The Compensation Committee annually evaluates the CEO's performance, approves the CEO's compensation, and informs the Board of its decisions. The Board also oversees the succession process for certain other management positions, and the CEO reviews with the Board annually his assessment of key management incumbents and their professional growth and development plans. The Board also:

a)	reviews the Company's business and strategic plans and actual operating performance;
b)	reviews and approves the Company's financial objectives, investment plans and programs; and

c)	provides oversight of internal and external audit processes and financial reporting.

2. Director Independence

       The Board has long held that it is in the best interests of the Company for the Board to consist of a substantial majority of independent Directors. The Board determines that a Director is independent if he or she has no material relationship, either directly or indirectly, with the Company, defined as follows:

a)	is not and has not been within the three years immediately prior to the annual meeting at which the nominees of the Board will be voted upon employed by the Company or its subsidiaries in an executive capacity;
b)	is not a significant advisor or consultant to the Company (including its subsidiaries), does not have direct, sole responsibility for business between the Company and a material supplier or customer, and does not have a significant personal services contract with the Company;
c)	is not an executive officer, an employee, and does not have an immediate family member who is an executive officer or employee, of an organization that makes payments to, or receives payments from, the Company in an amount which, in any single year, exceeds 2% of such other organization's consolidated gross revenues;
d)	is not, and has not been in the past three years, employed by or affiliated with a firm that provided independent audit services to the Company within the past three years;
e)	is not, and has not been in the past three years, part of an interlocking directorship involving compensation committees; and
f)	is not a member of the immediate family of Peter Booth Wiley, Bradford Wiley II and Deborah E. Wiley, or management, as listed in the Company's proxy statement.

       When determining the independence of a Director, the ownership of, or beneficial interest in, a significant amount of stock, by itself, is not considered a factor.

3. Composition of the Board

       Under the Company's By-Laws, the Board has the authority to determine the appropriate number of directors to be elected so as to enable it to function effectively and efficiently. Currently, a ten-member Board is considered to be appropriate, though size may vary. The Governance Committee makes recommendations to the Board concerning the appropriate size of the Board, as well as selection criteria for candidates. Each candidate is selected based on background, experience, expertise, and other relevant criteria, including other public and private company boards on which the candidate serves. In addition to the individual candidate's background, experience and expertise, the manner in which each board member's qualities complement those of others and contributes to the functioning of the Board as a whole are also taken into account. The Governance Committee nominates a candidate, and the Board votes on his or her candidacy. The shareholders vote annually for the entire slate of Directors.

4. Director Eligibility

       Directors shall limit the number of other board memberships (excluding non-profits) in order to insure adequate attention to Wiley business. Directors shall advise the Chairman of the Board and the Chairman of the Governance Committee in advance of accepting an invitation to serve on a new board. Whenever there is a substantial change in the Director's principal occupation, a Director shall tender his or her resignation and shall immediately inform the Board of any potential conflict of interest. The Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation or the potential conflict of interest.

       The Board has established a retirement age of 70 for its Directors. The Board may in its discretion nominate for election a person who has attained age 70 if it believes that under the circumstances it is in the Company's best interests.

5. Board and Management Communication

       The Board has access to all members of management and external advisors. As appropriate, the Board may retain independent advisors.

       The CEO shall establish and maintain effective communications with the Company's stakeholder groups. The Board schedules regular executive sessions at the end of each meeting. Non-management directors meet at regularly scheduled sessions without management. The Chairman of the Board presides at these sessions. In addition, the independent directors meet at least once each year in an executive session presided over by the Chairman of the Governance Committee.

       Employees and other interested parties may contact the non-management directors via email at: non-managementdirectors@wiley.com, or by mail addressed to Non-Management Directors, John Wiley & Sons, Inc., 111 River Street, Hoboken, NJ 07030-5774.

6. Board Orientation and Evaluation

       The Board annually conducts a self-evaluation to determine whether the Board as a whole and its individual members, including the Chairman, are performing effectively.

       The Board sponsors an orientation process for new Directors, which includes background materials on governance, law, board principles, financial and business history and meetings with members of management. The Board also encourages all of its Directors to take advantage of educational programs to improve their effectiveness.

7. Director Compensation

       The Governance Committee periodically reviews and recommends to the Board its members' annual retainer, which is composed of cash and restricted stock grants for all non-employee Directors. In determining the appropriate amount and form of director compensation, the Board regularly evaluates current trends and compensation surveys, as well as the amount of time devoted to Board and committee meetings. As a long-standing Board principle, non-employee Directors receive no compensation from the Company other than for their service as Board members and reimbursement for expenses incurred in connection with attendance at meetings.

       Share ownership by each Director is encouraged. To this end, each Director is expected to own, at a date no later than three years after election to the Board, shares of common stock valued at not less than three times that Director's annual cash compensation to which the Director is entitled for Board service. Furthermore, non-employee Directors are encouraged to take their cash compensation in the form of Company shares.

8. Board Practices and Procedures

       The Chairman of the Board and the CEO jointly set the agenda for each Board meeting. Agenda items that fall within the scope and responsibilities of Board committees are reviewed with the chairs of the committees. Any Board member may request that an item be added to the agenda.

       Board materials are provided to Board members sufficiently in advance of meetings to allow Directors to prepare for discussion at the meeting.

       Various managers regularly attend portions of Board and committee meetings in order to participate in and contribute to relevant discussions.

9. Board Committees

       The Board has established four standing committees: Executive, Audit, Compensation, and Governance. The Governance Committee recommends to the Board the members and chairs for each of these committees. The Audit Committee and the Compensation Committee are composed of independent Directors only. The Audit Committee has the sole responsibility for retention and dismissal of the Company's independent auditors. The Governance Committee is composed of independent directors and a member of the Wiley family, as permitted under the New York Stock Exchange's rules applicable to “controlled companies.” The Board believes that the family's participation in the Committee will result in a collaborative process to promote the highest standards in the recruitment of new directors and in governance generally.

       The Governance Committee recommends to the Board the members and chairs for each of the committees. The chair and membership assignments for all committees are reviewed regularly and rotated as appropriate. The chairs of the committees determine the frequency, length and agenda of meetings for each committee meeting. As in the case of the Board, materials are provided in advance of meetings to allow members to prepare for discussion at the meeting.

       The scope and responsibilities of each committee are detailed in the committee charters, which are approved by the Board. Each committee annually reviews its charter, and the Governance Committee and the Board review all charters from time to time.

       With the permission of the chairman of the committee, any Board member may attend a meeting of any committee.

10. Periodic Review

       The Governance Committee and the Board review these Principles annually.

       These Principles stated above, Committee Charters, the Business Conduct and Ethics Policy and the Code of Ethics for Senior Financial Officers are published on our web site at www.wiley.com, under the “About Wiley—Investor Relations—Corporate Governance” captions. Copies are also available free of charge to shareholders on request to: Corporate Secretary, John Wiley & Sons, Inc., 111 River Street, Hoboken, NJ 07030-5774.

III. Certain
      Information
      Concerning
      the Board

       The Board is currently composed of ten members. Two directors, Bradford Wiley II and Peter Booth Wiley, are brothers. The Board has determined that all of our directors, except William J. Pesce, Bradford Wiley II and Peter Booth Wiley, meet the independence guidelines the Board set forth in our Corporate Governance Principles, above.

       The Company does not have a policy that requires the attendance of all directors at the Annual Meetings, but it has been long-standing practice for directors to attend. Nine of our ten directors attended the 2003 Annual Meeting.

       The Board met five times during fiscal 2004, and Board committees met a total of thirteen times during fiscal 2004. All incumbent directors attended 100% of the aggregate number of meetings of the Board and of the committees on which such director sat. Below is information regarding the current standing committees of the Board.

       Executive Committee. The Executive Committee currently consists of Mr. Marion as Chairman, and Messrs. McKinnell and Pesce. It exercises the powers of the Board as appropriate in any case where immediate action is required and the matter is such that an emergency meeting of the full Board is not deemed necessary or possible. The Committee did not meet during fiscal 2004.

       Audit Committee. The Audit Committee currently consists of Mr. Franklin as Chairman, and Messrs. Marion, Plummer and Sutherland. It assists the Board in fulfilling its fiduciary responsibilities relating to the Company's financial statements filed with the Securities and Exchange Commission, accounting policies, and the adequacy of disclosures, internal controls and reporting practices of the Company and its subsidiaries; evaluates, retains, compensates and, if appropriate, terminates the services of the independent public accounting firm which is to be engaged to audit the Company's financial statements, including reviewing and discussing with such firm their independence and whether providing any permitted non-audit services is compatible with their independence; maintains financial oversight of the Company's employees' retirement and other benefit plans; and makes recommendations to the Board with respect to such matters. The Committee holds discussions with management prior to the release of quarterly earnings, and also reviews quarterly results prior to filings.

       The Board has determined that Mr. Franklin is an Audit Committee “financial expert,” as defined under the rules of the Securities and Exchange Commission, and he and other members of the Committee have been determined to be financially literate. All members of the Committee are independent under the rules of the New York Stock Exchange, currently applicable to the Company. The Committee met four times during fiscal 2004.

       Compensation Committee. The Compensation Committee currently consists of Dr. McKinnell as Chairman, and Messrs. Baker and Kissner. It evaluates the performance of the CEO and reports its recommendations to the Board; reviews and approves the principles and policies for compensation and benefit programs company-wide, and monitors the implementation and administration of such programs; oversees compliance with governmental regulations and accounting standards with respect to employee compensation and benefit programs; monitors executive development practices in order to insure succession alternatives for the organization; and grants options and makes awards under the Long Term Incentive Plan. All members of the Committee are independent under the rules of the New York Stock Exchange, currently applicable to the Company. The Committee met three times during fiscal 2004.

       Governance Committee. The Governance Committee currently consists of Dr. Baker as Chairman, and Messrs. Marion and B. Wiley II. As stated in our Corporate Governance Principles on page 6, the Board has elected to take an exemption to the independence requirements for Governance Committee membership, as permitted under the New York Stock Exchange's rules applicable to “controlled companies.” The Board believes that participation in this Committee by a member of the Wiley family will result in a collaborative process to promote the highest standards in the recruitment of new directors and in governance generally. The Committee assists the Board in the selection of Board members by identifying appropriate general qualifications and criteria for directors as well as qualified candidates for election to the Board; assists the Chairman of the Board in proposing committee assignments; assists the Board in evaluating, maintaining and improving its own effectiveness; evaluates director compensation and benefits; and makes recommendations to the Board regarding corporate governance policies. The Committee met six times during fiscal 2004.

       Additional Information About the Governance Committee. The Board selects new candidates based on a recommendation of the Governance Committee. The Committee evaluates all director candidates in accordance with the director membership criteria described in the Corporate Governance Principles. The Committee considers a candidate's background, experience, expertise, and other relevant criteria, including other public and private company boards on which the candidate serves. The manner in which each Board member's qualities complement those of others and contributes to the functioning of the Board as a whole are also taken into account.

       The Committee has retained a search firm, at the expense of the Company, to identify potential director candidates. The search firm provides background material on potential candidates, and provides guidance pertaining to the particular experience, skills and other characteristics that the Board is seeking. The search firm conducts initial interviews with potential candidates, and candidates who merit further consideration are then interviewed by members of the Committee, other directors and key senior management personnel. The Governance Committee considers the results of these interviews when making its recommendations to the Board.

       Shareholders who wish to recommend a director candidate to the Governance Committee should follow the procedures set forth under “Deadline for Submission of Shareholder Proposals” on page 29 of this proxy statement. The recommendation should include the candidate's name, biographical data, and a description of his or her qualifications.

Directors'
Compensation

       Our non-employee directors currently receive an annual retainer of $35,000 and committee chairmen receive an additional annual retainer of $4,000. No fees are paid for attendance at meetings. No non-employee director receives any other compensation from the Company, except for reimbursement of expenses incurred for attendance at Board meetings. Directors who are employees do not receive an annual retainer for Board or committee service.

       On March 10, 2004, the Board approved an increase in the annual retainer fee to $40,000, which will become effective on September 15, 2004. The additional fee for committee chairmen will remain the same.

       Under the Company's 1990 Director Stock Plan, as Amended and Restated as of June 22, 2001, (the “Director Plan”), the Board may elect to issue stock to non-employee directors in the form of an annual award of shares of Class A Stock equal in value to 50 percent of the total cash compensation, excluding expense reimbursement, received by such non-employee directors, or as a stock option based on 150 percent of their total cash compensation, divided by the closing price of the stock on the date of the annual meeting. In fiscal 2004, a total of 4,109 shares of Class A Stock were awarded to the non-employee directors of the Board at the market value of $27.01. Under the Director Plan, eligible directors may also elect to receive all or a portion of their cash compensation in the form of Class A Stock. Six of the seven eligible directors currently have made this election.

       A proposal to adopt the Director Stock Plan to increase the amount of stock made available to non-employee directors appears on page 27 of this proxy statement.

       Non-employee directors are also eligible to participate in the Company's Deferred Compensation Plan for Directors' Fees (the “Deferred Plan”). The purpose of the Deferred Plan is to provide eligible directors with flexibility in their tax planning. Six directors currently participate.

Insurance with
Respect to
Indemnification
of Directors
and Officers

       The By-Laws of the Company provide for indemnification of directors and officers in connection with claims arising from service to the Company to the extent permitted under the York State Business Corporation Law. The Company carries insurance in the amount of $20,000,000 with Chubb Insurance Company and the National Union Insurance Company at an annual premium of $347,000. The current policy expires on November 14, 2004.

IV. Election of
Directors

       Ten (10) directors are to be elected to hold office until the next Annual Meeting of Shareholders, or until their successors are elected and qualified. Unless contrary instructions are indicated or the proxy is previously revoked, it is the intention of management to vote proxies received for the election of the persons named below as directors. Directors of each class are elected by a plurality of votes cast by that class. If you do not wish your shares to be voted for particular nominees, please so indicate in the space provided on the proxy card, or follow the directions given by the telephone voting service or the Internet voting site. THE HOLDERS OF CLASS A STOCK ARE ENTITLED TO ELECT 30% OF THE ENTIRE BOARD. AS A CONSEQUENCE, THREE (3) DIRECTORS WILL BE ELECTED BY THE HOLDERS OF CLASS A STOCK. THE HOLDERS OF CLASS B STOCK ARE ENTITLED TO ELECT SEVEN (7) DIRECTORS.

       All the nominees are currently directors of the Company, and were elected to their present terms of office at the Annual Meeting of Shareholders held in September 2003, except for Kim Jones, who has been nominated by the Board as a Class B director. Except as otherwise indicated below, all of the nominees have been engaged in their present principal occupations or in executive capacities with the same employers for more than the past five years. William R. Sutherland, a director since 1987, is retiring from the Board.

       Peter Booth Wiley, William J. Pesce and Josephine Bacchi have agreed to represent shareholders submitting proper proxies by mail, via the Internet, or by telephone, and to vote for the election of the nominees listed herein, unless otherwise directed by the authority granted or withheld on the proxy cards, by telephone or via the Internet. Although the Board has no reason to believe that any of the persons named below as nominees will be unable or decline to serve, if any such person is unable or declines to serve, the persons named above may vote for another person at their discretion.

Directors to be Elected by Class A Shareholders

Larry Franklin, a director since 1994, became Chairman of Harte-Hanks, Inc., an international direct marketing company, on April 1, 2002. Previously, he was Chairman, Chief Executive Officer and Director since May 1991; and served as President, Chief Executive Officer and Director prior to that. Age 62.

Henry A. McKinnell, a director since 1996, has been Chairman of the Board and Chief Executive Officer of Pfizer, Inc., a research-based pharmaceutical firm, since May 2001. He previously served as President and Chief Executive Officer of Pfizer from January to April 2001, and was President of Pfizer's global pharmaceutical business, since January 1996. He is a Director of Pfizer, Inc., Moody's Corporation, and ExxonMobil Corporation. He is Chairman of the Business Roundtable and Stanford University Graduate School of Business Advisory Council. He is also a Trustee of the New York Police Foundation, the New York City Public Library, and a member of the Presidential Advisory Council on HIV/AIDS. Age 61.

John L. Marion, Jr., a director since 1999, has been a general partner of Hendrie Investments LLC, an investment consulting company. Prior to that he was an investment advisor with McVeigh & Co., and has been associated with various members of the Bass family of Fort Worth, Texas since 1990. Age 43.
Directors to be Elected by Class B Shareholders

Warren J. Baker, a director since 1993, has been President of California Polytechnic State University since 1979 and was a Member of the National Science Board from 1985 to 1994. He was a Regent of the American Architectural Foundation from 1995 to 1998, and was Chairman of the Board of Directors of the ASCE Civil Engineering Research Foundation from 1989 to 1991. He is a Fellow of the American Society of Civil Engineers; a Member of the Board of Directors of the California Council on Science and Technology; Co-Chair of the California Joint Policy Council on Agriculture and Higher Education; Board member of the National Association of State Universities and Land Grant Colleges (NASULGC); Chair of the NASULGC Commission on Information Technologies; Member of the Business-Higher Education Forum; Board Member of the Society of Manufacturing Engineers Education Foundation; and Director of Westport Innovations, Inc. Age 66.

Kim Jones, a first-time nominee for director, has been Vice President of Global Education and Research Line of Business, Sun Microsystems, Inc., since 1998. Prior to that she was Director of International Sales Development of Sun Microsystems from 1991 to 1998, and Director of Sales, Telco, Government, Education and Finance Lines of Business of Sun from 1987 to 1991. She is a member of Western Governors University Board of Trustees, a member of the Board of Directors of The Jason Foundation for Education, and a member of the World Bank Institute Advisory Council. Age 47.

Matthew S. Kissner, a director since 2003, has been Executive Vice President and Group President, Global Enterprise Solutions, Pitney Bowes, Inc. since 2004. Prior to that he was Executive Vice President and Group President of Information Based Solutions and Document Messaging Technologies since 2001; President, Small Business Solutions and Pitney Bowes Financial Services from 1999 to 2001; President, Pitney Bowes Financial Services from 1997 to 1999; and President, Pitney Bowes Credit Corporation from 1995 to 1997. Age 50.

William J. Pesce has been our President and Chief Executive Officer and a director since May 1, 1998. He was previously Chief Operating Officer since May 1997; Executive Vice President, Educational and International Group since February 1996; and Vice President, Educational Publishing since September 1989. He is a Member of the Board of Overseers of The Stern School of Business at New York University; the Board of Trustees of William Paterson University; the Board of Directors of the Association of American Publishers; and is a member of the Business-Higher Education Forum. Age 53.

William B. Plummer, a director since 2003, has been Vice President & Treasurer of Alcoa, Inc. since 2000. Prior to that he was with Mead Corporation as President, Gilbert Paper Division during 2000; Vice President, Corporate Strategy and Planning from 1998 to 2000; Treasurer from 1997 to 1998; and Vice President, Equity Capital Group, General Electric Capital Corporation from 1995 to 1997. Age 45

Bradford Wiley II, a director since 1979, was our Chairman of the Board from January 1993 until September 2002, and was an editor in Higher Education from 1989 to 1998. He was previously a newspaper journalist, viticulturist and winery manager. Age 63.

Peter Booth Wiley, a director since 1984, has been our Chairman of the Board since September 2002. He is an author and journalist, and a Member of the Board of the Friends of the San Francisco Public Library and the University of California Press. Age 61.

Beneficial
Ownership of
Directors and
Management

       The table below shows the number of shares of the Company's Class A and Class B Stock beneficially owned by the current directors, and the executive officers named in the Summary Compensation Table on page 15 and all directors and executive officers of the Company as a group as of July 19, 2004. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 1.

	Shares of Class A and Class B Stock Beneficially Owned(1)		Additional Shares Beneficially Owned(2)		Totals		Percent of Class(1)	Percent of Total Voting Power	Deferred Stock Units(3)

Warren J. Baker	A	8,201	A	4,955	A	13,156	—	—	6,096.72
	B	—			B	—	—	—
Ellis E. Cousens(4)	A	29,282		40,000	A	69,282	0.1%	—
	B	—			B	—	—	—
Larry Franklin	A	19,490	A	5,510	A	25,000	—	—	8,036.19
	B	—			B	—	—	—
Timothy B. King(4)	A	121,682	A	94,612	A	216,294	0.4%	—
	B	—			B	—	—	—
Stephen A. Kippur(4)	A	223,242	A	138,548	A	361,790	0.6%	—
	B	—			B	—	—	—
Matthew S. Kissner	A	—	A	—	A	—	—	—	1,263.87
	B	—	A	—	B	—	—	—
John L. Marion, Jr.	A	13,800	A	4,955	A	18,755	—	—	7,503.70
	B	—			B	—	—	—
Henry A. McKinnell	A	16,216	A	5,602	A	21,818	—	—	8,903.91
	B	—			B	—	—	—
William J. Pesce(4)	A	404,353	A	895,832	A	1,300,185	2.5%	0.8%
	B	—			B	—	—	—
William B. Plummer	A	—	A	—	A	—	—	—	1,263.87
	B	—			B	—	—	—
Richard S. Rudick(4)	A	348,873	A	110,892	A	459,765	0.9%	0.3%
	B	56,576			B	56,576	0.5%	0.3%
William R. Sutherland	A	38,237	A	5,139	A	43,376	—	—
	B	—			B	—	—	—
Bradford Wiley II(5)(6)(7)(8)	A	1,352,269			A	1,352,269	2.7%	0.8%
	B	2,720,752			B	2,720,752	24.2%	16.7%
Peter Booth Wiley(5)(6)(7)(8)	A	1,378,742	A	2,948	A	1,381,690	2.7%	0.8%
	B	2,720,752			B	2,720,752	24.2%	16.7%
All directors and executive	A	5,431,661	A	1,370,741	A	6,802,402	13.0%	4.1%
officers as a group	B	8,271,028			B	8,271,028	73.7%	50.9%
(17 persons)

(1)	This table is based on the information provided by the individual directors or executives. In the table, percent of class was calculated on the basis of the number of shares beneficially owned as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, divided by the total number of shares issued and outstanding plus the number of shares of the class issuable to the individual director or executive officer pursuant to the options exercisable under the Company's stock option plans on or before September 17, 2004.
(2)	Shares issuable pursuant to options exercisable under the Company's stock option plans on or before September 17, 2004.
(3)	This amount represents the number of shares of Class A Common Stock credited to the participating director's account pursuant to the Deferred Compensation Plan for Directors' Fees, described on page 8. The shares will be issued upon the director's retirement.
(4)	Includes Class A shares of restricted stock subject to forfeiture awarded under the Company's long-term incentive plans (see Summary Compensation Table, footnote (a), page 15 as follows: Mr. Pesce—176,200 shares; Mr. Cousens—42,140 shares; Mr. Kippur—46,728 shares; Mr. Rudick—18,430 shares; and Mr. King—24,430 shares.
(5)	Bradford Wiley II and Peter Booth Wiley, as co-members with Deborah E. Wiley, of the E.P. Hamilton Trusts LLC, share voting and investment power with respect to 462,338 shares of Class A Stock and 8,125,536 shares of Class B Stock. For purposes of this table, each is shown as the owner of one-third of such shares.
(6)	The totals shown for Bradford Wiley II and Peter Booth Wiley do not include 354,480 shares of Class B Stock, which they have the right to acquire in exchange for Class A Stock from certain persons upon any proposed disposition of such Class B Stock, upon the deaths of such persons or upon termination of a trust.
(7)	Bradford Wiley II and Peter Booth Wiley, as co-trustees with Deborah E. Wiley, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of these shares.
(8)	Bradford Wiley II and Peter Booth Wiley, as general partners of a limited partnership with Deborah E. Wiley, share voting and investment power with respect to 301,645 shares of Class A Stock owned by the partnership. For purposes of this table, each is shown as the owner of one-third of such shares.

Section 16(a) Beneficial
Ownership Reporting
Compliance

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2004, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for one late Form 4 filing for Mr. Stephen Smith, a Senior Vice President, due to an inadvertent administrative oversight.

V. Executive
   Compensation

Executive Compensation Policies. The Compensation Committee of the Board of Directors (the “Committee”), which is composed of three independent directors, administers the Company's executive compensation program. The objectives that guide the Committee in formulating its recommendations are to:

Report of the
Compensation
Committee

•	Attract and retain executives of the highest caliber by compensating them at levels that are competitive in the market place.
•	Motivate and reward such executives based on corporate, business unit and individual performance through compensation systems and policies that include variable incentives.

•	Align executives' and shareholders' interests through awards of equity components dependent upon the performance of the Company and the operating divisions, as well as the individual performance of each executive.

       Annually the Committee reviews a compensation survey as a guidepost to determine whether the Company's compensation levels and programs are competitive and meet the Committee's stated objectives. The most recent survey compiled by Towers Perrin includes publishing companies regarded as comparable and for which data are available, as well as other companies in the northeast region of the United States comparable in size to the Company. The Committee establishes and informs the Board of the total targeted compensation and the proportion of the various components of the compensation program, including salary and targeted annual and long-term incentives, based upon each executive's role in the Company and level of responsibilities.

       The Committee believes that ordinarily it is in the best interest of the Company to retain flexibility in its compensation programs to enable it to appropriately reward, retain and attract executive talent necessary to the Company's success. To the extent such goals can be met with compensation that is designed to be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), such as the Long Term Incentive Plan and the Executive Annual Incentive Plan, each approved by the shareholders in September 1999, such compensation plans will be used. However, the Committee recognizes that in appropriate circumstances, compensation that is not deductible under the Code may be paid at the Committee's discretion.

Annual Executive Compensation. Annual executive compensation is comprised of base salary and, if earned, a variable cash incentive. The annual incentive is based on the achievement of quantitative financial performance goals, as well as individual non-quantitative objectives. Targeted annual incentives for fiscal 2004 range from 100% of salary for Mr. Pesce, and from 60% to 80% for other executives. At the beginning of each fiscal year, the Committee establishes the base salaries, the targeted incentives, the financial performance measures, and objectives on which incentives may be earned, including the threshold or minimum level of performance below which no incentives will be paid. Business unit performance measures and targets are also set for certain executives.

       At the end of the fiscal year, the Committee evaluates performance against the financial goals and individual objectives, and approves and informs the Board of the annual payout, if any, for each executive. No incentive is payable, regardless of whether individual objectives are met or exceeded, unless the threshold is reached on at least one financial measure. Payouts, if any, can range from 25% to 200% of the targeted incentive, depending upon the level of the achievement of financial goals and individual objectives between threshold and outstanding levels of performance. In fiscal 2004 on a weighted average basis, performance against financial goals was greater than target and less than outstanding.

Long Term Executive Compensation. The long-term component of the compensation is comprised of (i) a targeted variable incentive payable in restricted performance shares, and (ii) stock option grants of Class A Stock. At the beginning of each fiscal year, a new three-year cycle begins. The Committee establishes for participants in the long-term plan the number of stock options to be granted, the targeted number of performance shares, the financial performance measures and goals, and threshold and outstanding levels of performance that must be achieved by the Company and, where relevant, the division for which the participant is responsible.

       At the end of the three fiscal-year cycle, the Committee evaluates performance against the financial goals and determines the appropriate payout in performance shares for each executive. No long-term incentive is payable unless the threshold is reached on at least one financial measure. Payouts, if any, to individual executives can range from 25% to 200% of the targeted incentive, depending upon the level of aggregate achievement between the threshold and outstanding levels of financial performance.

       Option grants are generally awarded on an annual basis, have terms of ten years and generally vest as to 50% in the fourth year and 50% in the fifth year from the date of grant. All employees' stock options have exercise prices that are equal to the current market price of

Class A Stock as of the grant date. The ultimate value of the stock option grants is aligned with increases in shareholder value and is dependent upon increases in the market price per share over and above the grant price. In fiscal 2004, all executives, including Mr. Pesce, received approximately 60% of their targeted long term incentive in stock option awards.

       The Committee believes that the ultimate goal of the long term plan is to align the interests of shareholders and management. To reinforce this principle, the Committee established stock ownership guidelines for all senior officers participating in the long term plan. A majority of the executives have exceeded their targeted shareholdings.

Chief Executive Officer Compensation. For fiscal 2004, Mr. Pesce recommended that base salaries not be increased for him and other senior officers, despite the Company's strong performance in fiscal 2003. This recommendation was made in anticipation of sluggish market conditions and despite the fact that competitive data indicated that increases were warranted. The Committee accepted Mr. Pesce's recommendations. During fiscal 2004, Mr. Pesce was awarded an annual incentive of $1,185,938, representing 61.3% of his total annual compensation.

       Mr. Pesce also received a long term compensation payout of 33,800 shares of restricted performance stock with the restrictions lapsing as to 50% at the end of fiscal 2005 and 2006, respectively. This payout was based on the Company's performance against earnings per share and cash flow goals. During fiscal 2004, Mr. Pesce, as part of his long term compensation plan, received a grant of options to purchase 200,000 shares of Class A Stock, exercisable as to 100,000 shares on and after April 30, 2007, and 100,000 on and after April 30, 2008, at an option price of $25.32 per share, the market price at date of grant.

       In approving the compensation, the Committee considered Mr. Pesce's leadership of the Company; the continued progress on key strategic initiatives; the Company's market share gains in a challenging environment; and the achievement of record revenue, EPS and cash flow.

       Compensation Committee

       Henry A. McKinnell, Chairman, Warren J. Baker, Matthew S. Kissner

Performance Graph

	1999	2000	2001	2002	2003	2004

John Wiley & Sons, Inc. Class A	$100.00	$85.31	$92.19	$131.55	$121.22	$151.34
Dow Jones World Publishing Index	100.00	101.86	109.05	121.51	118.25	141.37
Russell 1000	100.00	110.98	94.77	82.28	69.92	85.12

The above graph provides an indicator of the cumulative total return to shareholders of the Company's Class A Common Stock as compared with the cumulative total return on the Russell 1000 and the Dow Jones World Publishing Index, for the period from April 30, 1999 to April 30, 2004. The Company has elected to use the Russell 1000 Index as its broad equity market index because it is currently included in that index. Cumulative total return assumes $100 invested on April 30, 1999 and reinvestment of dividends throughout the period.

Summary
Compensation
Table

Long Term Compensation
	Annual Compensation					Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation		Restricted Stock Awards(a)	Securities Underlying Option/SARs	LTIP Payouts	All Other Compen- sation(b)

William J. Pesce President, Chief Executive Officer and Director	2004 2003 2002	$750,000 753,846 643,692	$1,185,938 842,023 944,190	$	— — —	$1,034,280 1,098,048 707,560	200,000 175,000 85,000	— — —	$6,150 6,000 5,500
Ellis E. Cousens Executive Vice President, Chief Financial and Operations Officer	2004 2003 2002	400,000 407,500 375,000	470,000 316,560 335,790		— — 279,767	310,284 — —	55,000 50,000 35,000	— — —	5,938 6,600 6,490
Stephen A. Kippur Executive Vice President and President, Professional/Trade	2004 2003 2002	400,000 405,577 362,115	396,396 283,005 331,339		— — —	269,096 437,945 156,621	55,000 50,000 27,000	— — —	11,680 11,802 8,706
Richard S. Rudick Senior Vice President and General Counsel(c)	2004 2003 2002	240,000 244,500 223,077	236,700 147,629 154,981		— — —	155,142 164,707 99,058	25,000 25,000 16,000	— — —	5,963 6,360 5,192
Timothy B. King Senior Vice President, Planning & Development	2004 2003 2002	220,000 223,885 203,077	183,975 138,296 148,892		— — —	155,142 164,707 106,134	25,000 25,000 16,000	— — —	5,970 6,205 5,483

The above table sets forth, for the fiscal years indicated, the compensation of the CEO and the four other most highly compensated executive officers of the Company.

(a)	When awards of restricted stock are made pursuant to the Company's long term incentive plans, the Committee may establish a period during which the Class A shares of restricted stock shall be subject to forfeiture in whole or in part if specified objectives or considerations are not met. Restricted stock awards were made for achievement of financial performance objectives for the respective three-year periods ended April 30, 2004, April 30, 2003 and April 30, 2002. The stock is non-voting and not eligible for dividends until the shares have been earned at the end of the three year period. Restrictions lapse as to 50% at the end of the first and second fiscal year, respectively, after the fiscal year in which earned. Restricted stock awards reflect the market value as of the fiscal year-end indicated. Aggregate restricted stock holdings as of April 30, 2004 were as follows: Mr. Pesce—171,200 shares valued at $5,238,720; Mr. Cousens—42,140 shares valued at $1,289,484; Mr. Kippur—46,728 shares valued at $1,429,877; Mr. Rudick—18,430 shares valued at $563,958; Mr. King—24,430 shares valued at $747,558.
(b)	Represents matching Company contributions to the Employee Savings Plan and the Deferred Compensation Plan.
(c)	Retired effective July 31, 2004.

Option/SAR Grants in
Last Fiscal Year

Individual Grants(a)					Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
Name	Number of Securities Underlying Options/ SARs Granted	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date(b)	5%	10%

William J. Pesce	200,000	21.5%	$25.32	June 17, 2013	$3,184,722	$8,070,712
Ellis E. Cousens	55,000	6.0%	$25.32	June 17, 2013	$875,799	$2,219,446
Stephen A. Kippur	55,000	6.0%	$25.32	June 17, 2013	$875,799	$2,219,446
Richard S. Rudick	25,000	2.7%	$25.32	June 17, 2013	$398,090	$1,008,839
Timothy B. King	25,000	2.7%	$25.32	June 17, 2013	$398,090	$1,008,839

The above table shows potential realizable value at assumed annual stock appreciation rates of 5% and 10% over the ten-year term of the options. The rates of appreciation are as required to be stated by the Securities and Exchange Commission and are not intended to forecast possible future actual appreciation, if any, in the Company's stock price. Future gains, if any, will depend on actual future appreciation in the market price.

(a)	The Company has in effect two shareholder approved plans, each of which relates to Class A shares: the 1991 Key Employee Stock Plan, and the Long Term Incentive Plan. The exercise price of all stock options is determined by the Committee and may not be less than 100 percent of the fair market value of the stock on the date of grant of the options. The Committee also determines at the time of grant the period and conditions for vesting of stock options. In the event of a change of control, as defined on page 19, all outstanding options shall become immediately exercisable up to the full number of shares covered by the option. No option grants have SARs associated with the grants, and no SARs were granted during fiscal 2004.
(b)	Options are subject to earlier termination in certain events relating to termination of employment.

Aggregated
Option/SAR
Exercises in Last
Fiscal Year and
Fiscal Year-End
Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End(b)
Name	Shares Acquired on Exercise	Value Realized(a)	Exercisable	Unexercisable	Exercisable	Unexercisable

William J. Pesce	100,000	$2,152,082	895,832	510,000	$14,739,849	$3,008,625
Ellis E. Cousens	0	$0	40,000	140,000	$453,200	824,900
Stephen A. Kippur	89,536	$1,805,739	138,548	157,000	$2,031,817	$943,238
Richard S. Rudick	14,400	$327,861	110,892	76,000	$2,049,669	$458,825
Timothy B. King	30,024	$679,140	94,612	74,000	$1,671,960	$444,750

The above table provides information as to options exercised by each of the named executive officers during fiscal 2004 and the value of the remaining options held by each executive officer at year end, measured using the closing price of $30.60 for the Company's Class A Common Stock on April 30, 2004.

(a)	Market value of underlying shares at exercise minus the option price.
(b)	Market value of underlying shares at fiscal year-end minus the option price. These values are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise will depend upon the market price of the Class A shares relative to the exercise price per share of the stock options at the time of exercise.

Long Term
Incentive Plans—
Awards in Last
Fiscal Year

			Estimated Future Payouts under Non-Stock Priced-Based Plans(a)(b)
Name	Number of Shares, Units or Other Rights(#)	Performance of Other Periods Until Maturation or Payout	Threshold (#)	Target (#)	Maximum (#)

William J. Pesce	40,000	May 1, 2003 to April 30, 2006	10,000	40,000	80,000
Ellis E. Cousens	10,000	May 1, 2003 to April 30, 2006	2,500	10,000	20,000
Stephen A. Kippur	10,000	May 1, 2003 to April 30, 2006	2,500	10,000	20,000
Richard S. Rudick	5,000	May 1, 2003 to April 30, 2006	1,250	5,000	10,000
Timothy B. King	5,000	May 1, 2003 to April 30, 2006	1,250	5,000	10,000

Estimated future payments assuming financial performance targets are achieved under the 2004 long-term incentive compensation plan for the named executives are as indicated above.

(a)	Financial performance targets and relative weighting of each target, as well as the threshold, target and outstanding levels of performance, are set at the beginning of the three-year plan cycle and include earnings per share, income and cash flow targets, as defined, for the end of the three-year period. For the fiscal 2004 long term plan, the amount of shares earned will be based on financial targets established for fiscal 2006. No long term incentive is payable unless the threshold is reached on at least one financial measure.
(b)	These awards consist of restricted performance shares. The Committee may, in its discretion, direct that the payout be made wholly or partly in cash. The restricted shares would vest as to 50% on April 30, 2007 and the remaining 50% on April 30, 2008.

Executive
Employment
Agreements

       The Company has employment agreements with Messrs. Pesce, Cousens, Kippur, Rudick (who retired effective July 31, 2004) and King (collectively the “Executives”), which provide for base salaries (reflected in the Summary Compensation Table on page 15) and for benefits and incentive compensation as provided for senior officers generally, and as described in the Compensation Committee's report on page 12.

       These agreements expire in March 2005, and automatically renew for successive two year terms in the absence of notice by either party, except for Mr. Pesce's contract, which expires in March 2006, and renews for successive three year terms. In the case of a termination by the Company other than for cause (as defined), or Constructive Discharge (as defined), or the Company's failure to renew (in each case, absent a “Change of Control” or “Special Change of Control,” as defined), the Executive will be entitled to 36 months severance in the case of Mr. Pesce, and 18 or 24 months severance, depending on length of service, in the case of other Executives. Severance would include salary and benefits for all Executives, and for Messrs. Pesce and Kippur, prorated cash incentive payments at target levels and long-term incentives for plan cycles ending within one year after termination as was provided in the prior agreements with these two executives. In the case of a termination by the Company or a Constructive Discharge following a “Special Change of Control” or “Change of Control,” severance for any executive would include prorated cash incentive payments at target levels, long-term incentives for plan cycles ending within one year after termination, and accelerated vesting of stock options and restricted stock grants to Executive.

       In the event that any payment or benefit received by an Executive pursuant to the terms of an agreement would be subject to Excise Tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the Company will pay the Executive an additional amount, so that the net amount retained by the Executive after payment of the Excise Tax shall not be reduced.

       All of the Executives are prohibited from competing with the Company for a period of twelve months following resignation from the Company for any reason other than a resignation for “Good Reason” following a “Change of Control,” as those terms are defined in the 1989 Supplemental Executive Retirement Plan (see page 18).

Retirement Plan

       The following table shows the estimated annual retirement benefits payable at normal retirement age to a covered participant who has attained the earnings and years of service classifications indicated under the Company's tax-qualified, non-contributory defined benefit retirement plan (the “Retirement Plan”) and non-qualified supplemental retirement plan (the “Supplemental Retirement Plan”):

	Years of Service
Average Final Compensation	15	20	25	30	35

$100,000	$21,841	$29,121	$36,401	$43,681	$50,962
200,000	$46,891	$62,521	$78,151	$93,781	$109,412
300,000	$71,941	$95,921	$119,901	$143,881	$167,862
400,000	$96,991	$129,321	$161,651	$193,981	$226,312
500,000	$122,041	$162,721	$203,401	$244,081	$284,762
600,000	$147,091	$196,121	$245,151	$294,181	$343,212
700,000	$172,141	$229,521	$286,901	$344,281	$401,662
800,000	$197,191	$262,921	$328,651	$394,381	$460,112
900,000	$222,241	$296,321	$370,401	$444,481	$518,562
1,000,000	$247,291	$329,721	$412,151	$494,581	$577,012
1,100,000	$272,341	$363,121	$453,901	$544,681	$635,462
1,200,000	$297,391	$396,521	$495,651	$594,781	$693,912
1,300,000	$322,441	$429,921	$537,401	$644,881	$752,362
1,400,000	$347,491	$463,321	$579,151	$694,981	$810,812

       Benefits shown above are computed as a single life annuity beginning at age 65 and are not subject to any deduction for offset amounts. The Retirement Plan provides for annual normal retirement benefits equal to 1.17% of average final compensation, not in excess of covered compensation, plus 1.67% of average final compensation in excess of covered compensation, times years of service not to exceed 35.

       Average final compensation is the participant's average annual compensation (taking into account 100% of the base pay plus 50% of incentive compensation and overtime pay, but not including any other compensation included in the Summary Compensation Table) during the highest three consecutive years ending December 31, 1997, except for participants joining the Company after 1997, in which case it is during the first three years of employment (subject to certain limitations on compensation under the Code with respect to tax-qualified plans). The Company may, but is not required to, update from time to time the three-year period used to determine average final compensation.

       Covered compensation under the Retirement Plan is the average of the taxable wage base in effect under the Social Security Act over the 35 year period ending with the year the employee reaches his or her social security retirement age (but excluding any increases in the taxable wage base after 1997). The Supplemental Retirement Plan provides benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on tax-qualified plan benefits. Average final compensation and covered compensation are determined under the Supplemental Retirement Plan in the same manner as under the Retirement Plan, except that a participant's compensation is not subject to the limitations under the Internal Revenue Code. Years of service under the Retirement Plan and Supplemental Retirement Plan are the number of years and months, limited to 35 years, worked for the Company and its subsidiaries after attaining age 21.

       The years of service for Messrs. Pesce, Cousens, Kippur, Rudick and King under the Retirement Plan and Supplemental Retirement Plan as of April 30, 2004 (rounded to the nearest year), are 15, 3, 25, 26 and 17, respectively. Average final compensation under the Retirement Plan and the Supplemental Retirement Plan for Messrs. Pesce, Cousens, Kippur, Rudick and King as of April 30, 2004 was $363,612, $551,912, $340,502, $213,589 and $221,972, respectively.

1989 Supplemental
Executive Retirement
Plan

       The participants under the 1989 Supplemental Executive Retirement Plan (“SERP”), as amended by the Board on June 22, 2001, are executives of the Company or its affiliates listed on a schedule to the plan, as amended from time to time.

       The basic SERP benefit (the “primary benefit”) consists of ten annual payments commencing on retirement (at or after age 65) determined by multiplying the participant's base salary rate at retirement by 2.5, reducing the result by $50,000 and dividing the remainder by five. The plan also provides for an alternative early retirement benefit for participants who retire after age 55 with five years of service, a reduced payment for participants whose employment is terminated prior to age 65 other than on account of death (and who do not qualify for early retirement), and a survivor benefit for the beneficiaries of a participant who dies prior to age 65 while employed by the Company or an affiliate.

       The estimated annual benefits under SERP payable over ten years upon retirement at age 65 for Messrs. Pesce, Cousens, Kippur, Rudick and King are $1,596,600, $602,900, $418,600, $132,800 and $138,600, respectively.

       SERP provides the participants with a guaranteed total annual retirement benefit beginning at age 65 for ten years (taking into account retirement benefits under the Company's Retirement Plan, referred to above, the Supplemental Retirement Plan and the primary benefit under SERP) of 50% to 65% (depending on the executive's position with the Company) of average compensation over the executive's highest three consecutive years. Under certain circumstances, if a participant works for a competitor within 24 months following termination of employment, no further payments would be made to the participant under SERP.

       SERP also provides that following a change of control (defined in the same manner as under the Company's stock option plans discussed below) and the termination of the participant's employment without cause as defined, or a termination by the participant for good reason as defined, the participant is entitled to a lump sum payment of the then present value of his benefits under SERP computed as if the participant had attained age 65 on the date of his termination.

Stock Options,
Performance Stock,
and Restricted Stock

       Under the Long Term Incentive Plan (the “Plan”), qualified employees are eligible to receive awards that may include stock options, performance stock awards and restricted stock awards as described in footnote (a) of the Summary Compensation Table. No more than 8,000,000 shares may be issued over the life of the Plan, and no incentive stock option may be granted after June 22, 2009.

       A proposal to replace the Plan with the 2004 Key Employee Stock Plan appears on page 21 of this proxy statement.

       Upon a “change of control,” as defined, all outstanding options shall become immediately exercisable up to the full number of shares covered by the option. The Committee shall specify in a performance stock award whether, and to what effect, in the event of a change of control, an employee shall be issued shares of common stock with regard to performance stock awards held by such employee. Following a change of control, all shares of restricted stock that would otherwise remain subject to restrictions shall be free of such restrictions.

       A change of control is defined as having occurred if either (a) any “person” hereafter becomes the beneficial owner, directly or indirectly, of 25% or more of the Company's then outstanding shares of Class B Stock (and such person did not have such 25% or more beneficial ownership on January 1, 1989) and the number of shares of Class B Stock so owned is equal to or greater than the number of shares of Class B Stock then owned by any other person; or (b) individuals who constituted the Board of Directors on January 1, 1991 (the “incumbent board”) cease for any reason to constitute at least 64% of the full board. Any person becoming a director subsequent to such date whose election or nomination for election by the Company's shareholders was approved by a vote of at least 64% of the directors comprising the incumbent board shall be considered as though such person was a member of the incumbent board. The term “person” includes any individual, corporation, partnership, group, or association other than the Company, an affiliate of the Company, or any ESOP or other employee benefit plan sponsored or maintained by the Company or any affiliate.

VI. Report of the
    Audit Committee

       The following is the report of the Audit Committee of John Wiley & Sons, Inc. with respect to the Company's audited financial statements for the fiscal year ended April 30, 2004.

       The Audit Committee is responsible for oversight of the Company's accounting, auditing and financial reporting process on behalf of the Board of Directors. The Committee consists of four members who, in the judgment of the Board of Directors, are independent and financially literate, as those terms are defined by the Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (NYSE). The Board of Directors has determined that Mr. Franklin satisfies the financial expertise requirements and has the requisite experience to be designated an “audit committee financial expert” as that term is defined by the rules of the SEC and NYSE. Management has the primary responsibility for the financial statements and the reporting process, including internal accounting and disclosure controls. The Committee is responsible for the oversight of these processes. In this fiduciary capacity, the Committee has held discussions with management and the independent auditors regarding the fair and complete presentation of the Company's results for the fiscal year ended April 30, 2004. Management has represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted U.S. accounting principles. The Committee has discussed with the independent auditors significant accounting principles and judgments applied by management in preparing the financial statements as well as alternative treatments. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

       The Audit Committee reviewed the overall audit scope and plans of both the internal and independent auditors. The independent auditors provided the Audit Committee with written disclosures and the letter required by Independence Standards Board No.1 (Independence Discussions With Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

       The Committee also considers whether providing non-audit services is compatible with maintaining the auditor's independence. The Audit Committee has adopted a policy of pre- approving all audit and non-audit services performed by the independent auditors.

       Persons with complaints or concerns about accounting, internal controls or auditing matters may contact the Audit Committee by addressing a letter to: Chairman of the Audit Committee, John Wiley & Sons, Inc., P. O. Box 1569, Hoboken, NJ 07030-5774.

       Based upon the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2004, as filed with the Securities and Exchange Commission.

Audit Committee

       Larry Franklin, Chairman, John L. Marion, Jr., William B. Plummer, William R. Sutherland

Fees of Independent Auditor

Audit Fees

       Total aggregate fees billed by KPMG LLP (“KPMG”) for professional services in connection with the audit and review of the Company's Consolidated Financial Statements, statutory audits of the Company's international subsidiaries and consultation regarding financial accounting and reporting standards were $860,000 and $789,000 in fiscal years 2004 and 2003, respectively.

Audit Related Fees

       The aggregate fees billed for audit related services, including due diligence related to acquisitions, employee benefit plan audits and consultation on acquisitions were $91,000 and $83,000 in fiscal years 2004 and 2003, respectively.

Tax Fees

       The aggregate fees billed for services rendered by KPMG tax personnel, except those services specifically related to the audit of the financial statements, were $277,000 and $320,000 in fiscal years 2004 and 2003, respectively. Such services include tax planning, tax return reviews, advice related to acquisitions, tax compliance and compliance services for expatriate employees.

       The Audit Committee has advised the Company that in its opinion the non-audit services rendered by KPMG LLP are compatible with maintaining their independence.

All Other Fees

       No other fees were billed by KPMG, except as reported above, in fiscal years 2004 and 2003.

VII. Ratification of
     the Appointment
     of Independent
     Public
     Accountants

       The Audit Committee is responsible for the appointment, compensation and oversight of the independent auditor. On June 16, 2004, the Audit Committee appointed KPMG LLP (“KPMG”) as the Company's independent auditors for fiscal year 2005. Although the Company is not required to do so, we are submitting the selection of KPMG for ratification by the shareholders because we believe it is a matter of good corporate practice.

       The Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change is in the best interests of the Company and its shareholders. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

       The Audit Committee considered whether the provision of the services other than audit services referred above is compatible with the maintenance of the principal accountant's independence.

       Unless contrary instructions are noted thereon, the proxies will be voted in favor of the following resolution, which will be submitted at the Annual Meeting:

“RESOLVED, that the appointment by the Audit Committee of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2005, be, and it hereby is, ratified.”

       In the event that the foregoing proposal is defeated, the adverse vote will be considered by the Audit Committee in its selection of auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending April 30, 2005 will be permitted to stand unless the Audit Committee finds other good reason for making a change. If the proposal is adopted, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the fiscal year if it believes that such a change would be in the best interests of the Company and its shareholders.

       The Board of Directors recommends that you vote “FOR” the ratification of the appointment of independent public accountants.

VIII. Approval of the
      2004 Key
      Employee Stock
      Plan

       Background. The Company has been using its Long Term Incentive Stock Plan (the “LTIP”) as a means of attracting, retaining and motivating highly competent key employees and further aligning their interests with those of the Company's shareholders. On June 17, 2004 the Compensation Committee adopted, and the Board of Directors (the “Board”) ratified, subject to shareholder approval, the 2004 Key Employee Stock Plan (the “2004 Plan”). The 2004 Plan is intended to replace the LTIP. As of July 19, 2004, the closing price of the Company's Class A Common Stock was $31.64, and there were fewer than 3,175,000 shares of Class A Stock remaining available for grant under the LTIP on that date. If the shareholders approve the 2004 Plan, no further shares will be issued under the LTIP.

       The 2004 Plan is annexed hereto as Exhibit A. It provides for the grant of non-qualified and incentive stock options, performance stock awards, restricted stock awards, and performance-based stock awards. Incentive stock options may only be issued to employees of the Company or its Subsidiaries.

       In restructuring the 2004 Plan, the Compensation Committee sought to provide for a variety of awards that could be administered flexibly to carry out the purposes of the 2004 Plan. This authority will permit the Company to keep pace with changing developments in management compensation and make the Company competitive with those companies that offer share incentives to attract and retain officers and key employees. The 2004 Plan grants the Compensation Committee discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

       To minimize the dilutive effect of stock awards and for other reasons, the Company will continue to acquire shares in the open market under its repurchase program. To date, the Company has repurchased approximately 4,600,000 shares.

       Purpose. The 2004 Plan is intended to provide officers and other key employees of the Company, its Subsidiaries, Affiliates and certain Joint Venture Companies (each as defined in the Plan), upon whose judgment, initiative and efforts the Company depends for its growth and profitability of its business, with additional incentive to promote the success of the Company, and to encourage such employees to acquire or increase their equity participation in the Company.

       Administration. The 2004 Plan will be administered by the Compensation Committee or a sub-committee thereof (the “Committee”).

       Eligibility. All officers and other key employees of the Company, its Subsidiaries, Affiliates or Joint Venture Companies, are potentially eligible to participate (approximately 350 persons). The Committee will have the authority, among other things, to select the employees of the Company who will be granted stock options, or awarded performance-based stock, performance stock, or restricted stock awards, determine the number of shares covered by each such grant or award, and interpret and implement the provisions of the Plan.

       Shares of Stock. No more than 8,000,000 shares of Class A Common Stock (“Common Stock”) shall be available for grants of options and awards over the life of the 2004 Plan. Any shares granted as options or stock appreciation rights shall be counted against this limit as one share for every one granted. Any shares granted as awards other than options or stock appreciation rights shall be counted against this limit as 2.17 shares for every one share granted. No more than 600,000 shares of Common Stock shall be available for grants of options, performance-based stock awards, restricted stock or performance awards in any one calendar year to any one individual. For purposes of determining the aggregate number of shares of Common Stock available for grants of options or awards over the life of the Plan, shares subject to unexercised portions of terminated or expired stock options granted under the 2004 Plan, shares of restricted stock which have been forfeited, or shares included in performance-based stock awards or performance awards which have been forfeited or otherwise not earned shall again be available for grant under the 2004 Plan. Shares issued pursuant to stock options, performance-based stock awards, performance awards, and restricted stock awards may be the Company's treasury shares or authorized but unissued shares. All shares granted or awarded under the 2004 Plan, whether treasury shares or authorized but unissued shares, will be charged against the total available for grant under the 2004 Plan.

       Modification and Termination of the 2004 Plan. The Board may at any time terminate, in whole or in part, or modify the 2004 Plan. The Board may not, however, without the approval of the shareholders, increase the number of shares of stock available for grants of options or awards under the 2004 Plan, or the number of shares of stock available for grants of options or awards in any calendar year to any one individual; disqualify any incentive stock options granted under the 2004 Plan; increase the maximum amount which can be paid to any individual under the 2004 Plan; change the types of business criteria on which performance-based stock awards are to be based; or modify the requirements as to potential eligibility for participation in the 2004 Plan.

       Modification of Options and Awards. The Committee may from time to time, amend any stock options or awards granted under the 2004 Plan, provided that the Committee reasonably deems the option or award as amended to be of equivalent economic value to the option or award prior to such amendment, and so long as the optionee or grantee approves of such amendment. In no event, however, will a stock option be repriced.

       Effective and Termination Dates. Provided that it is approved by the shareholders, the 2004 Plan shall be effective as of June 17, 2004, the date it was adopted by the Committee and ratified by the Board (the “Effective Date”). If the shareholders do not approve the 2004 Plan, the 2004 Plan shall terminate and any stock options, performance-based stock awards, performance awards or restricted stock granted under the 2004 Plan shall be forfeited. No awards shall be granted under the 2004 Plan after five (5) years after the Effective Date.

       Stock Options. The option price for all stock options granted under the 2004 Plan will be determined by the Committee, and shall not be less than 100 percent of the fair market value of the Common Stock on the date of the grant. Shares may be paid for in full in cash at the time of exercise, by the delivery to the Company of Common Stock valued at the fair market value on the date of exercise or by a combination of cash and Common Stock.

       The 2004 Plan also provides that any non-qualified option granted under it may provide the right to exercise such option in whole or in part without any payment of the purchase price. If the option is exercised without a payment of the purchase price, the optionee shall be entitled to receive a payment equal to the excess of the fair market value on the date of exercise of the shares covered by the option over the total purchase price of such shares.

       The Committee may permit an optionee to have shares of Common Stock that otherwise would be delivered to such optionee as a result of the exercise of an option converted into amounts credited to a deferred compensation account established for such optionee by the Committee as an entry on the Company's books.

       The 2004 Plan also provides for incentive stock options, which may only be issued to employees of the Company or its Subsidiaries.

       Except in certain limited circumstances in the case of non-qualified stock options, no stock option granted under the Plan shall be exercisable either by the optionee, or in the event of the optionee's death, by his or her estate or by any other person, after the expiration of ten years from the date of its grant.

       Performance-Based Stock Awards. Certain awards granted under the 2004 Plan may be granted in a manner such that the award is intended to qualify for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code (the “Code”). As determined by the Committee in its sole discretion, either the granting or vesting of such performance-based stock awards shall be based on achievement of hurdle rates and/or growth in one or more business criteria that apply to the individual participant, one or more business units, or the Company as a whole. The business criteria shall be as follows, individually or in combination: (a) net income; (b) earnings per share; (c) revenue targets; (d) net sales growth; (e) market share; (f) operating income; (g) expense targets; (h) working capital targets; (i) operating margin; (j) return on equity; (k) return on assets; (l) market price per share; (m) total return to stockholders; (n) cash flow; (o) free cash flow; (p) return on investment; (q) earnings before interest, taxes, depreciation and amortization; (r) earnings before interest, taxes and amortization; (s) global profit contribution; (t) global profit cash flow; (u) economic value added; and (v) objectively quantifiable customer or constituency satisfaction. In addition, the performance targets may include comparisons to performance of other companies using one or more of the foregoing business criteria. The Committee may provide in any target award that any evaluation of performance exclude any of the following events that occurs during a performance period: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax law, accounting principles or methodology, or other laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) any extraordinary non-recurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report for the applicable year; (vi) acquisitions or divestitures; (vii) any extraordinary (i.e., non-required) contributions to the Company's pension plan; (viii) foreign exchange gains and losses; and (ix) cash capital expenditures for facilities acquisition or construction.

       With respect to performance-based stock awards, the Committee shall establish in writing the award period objectives applicable to any given period (two to five fiscal years). The award period objectives shall state, in terms of an objective formula or standards, the methods for computing the amount of compensation payable to the participant if such award period objectives are obtained. The Committee shall also establish, no later than 90 days after the commencement of such period, the individual employees or class of employees to which such award period objectives apply. No performance-based stock awards shall be payable to, or vest with respect to, any participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

       The Committee may provide that a grantee of a performance-based stock award may elect to receive cash in lieu of, and in an amount equal to, all or part of the shares of Common Stock, which would otherwise be issued to the grantee.

       Restricted Stock. The Committee shall have full discretion and authority to determine the employees to be awarded restricted stock, the number of shares of Common Stock to be issued, the time at which the awards will be granted, whether the vesting of the restricted stock will be based upon achievement of performance targets, and the period during which the shares will be subject to forfeiture in whole or in part. During the restricted period, the grantee will not be permitted to sell, transfer, pledge or assign the shares of restricted stock.

       Performance Awards. The Committee shall have full discretion and authority in determining the number, amount and timing of performance awards granted to each employee. These performance awards may be in the form of shares of Common Stock or cash, may be granted as either long-term or short-term incentives, and may be based upon, without limitation, Company-wide divisional or individual performance.

       Change of Control. There is a change of control provision in the 2004 Plan, which is the same as that included in the Long Term Incentive Plan, described on page 19.

       Certain Federal Income Tax Consequences. The statements in the following paragraphs of the principal federal income tax consequences of awards under the 2004 Plan are based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (and possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

       Incentive Stock Options. Incentive stock options (“ISOs”) granted under the 2004 Plan are intended to meet the definitional requirements of Section 422(b) of the Internal Revenue Code for “incentive stock options.”

       An employee who receives an ISO does not recognize any taxable income upon the grant of the ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (1) the federal “alternative minimum tax,” which depends on the employee's particular tax situation, does not apply; and (2) the employee is employed by the Company or a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company from the date of grant of the option until three months prior to its exercise, except where the employment terminates by reason of disability (where the three-month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption “Non-Qualified Stock Options.”

       If after exercising an ISO, an employee disposes of the Common Stock acquired under the ISO more than two years from the date of grant and more than one year from the date of transfer of the Common Stock pursuant to the exercise of the ISO (the “applicable holding period”), the employee will generally recognize long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares for the applicable holding period, thereby making a “disqualifying disposition,” the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held the shares as a capital asset at the time of disposition).

       If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sale proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale.

       An employee who exercises an ISO by delivering Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of the

Common Stock if the shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the employee would not recognize gain or loss with respect to the previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that the amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

       Non-Qualified Stock Options. Non-qualified stock options (“NSOs”) granted under the 2004 Plan are options that do not qualify as ISOs. An individual who receives an NSO will not recognize any taxable income upon the grant of an NSO. However, the individual will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of Common Stock (or, in the case of an NSO which permits exercise without any payment of the purchase price, the full market value of the shares of Common Stock or the amount of cash, as the case may be) at the time of exercise over the exercise price, if any. As a result of Section 16(b) of the Exchange Act, the timing of income recognition may be deferred for any individual who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company. Absent a Section 83(b) election (as described below under “Other Awards”), recognition of income by the individual will be deferred until the expiration of the deferral period, if any.

       The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO or a right will be subject to both wage withholding and other employment taxes. The holder is required to pay any withholding tax liabilities that arise upon the exercise of an NSO. In addition, the Company may satisfy the liability in whole or in part by withholding shares of Common Stock from those that otherwise would be issuable to the individual.

       A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income included by the individual with respect to his or her NSO or right, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

       If an individual exercises an NSO by delivering shares of Common Stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

       Other Awards. With respect to other awards under the 2004 Plan that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the Treasury regulations promulgated thereunder), individuals generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received.

       With respect to awards under the 2004 Plan that are settled in shares of Common Stock that are restricted as to transferability and subject to a substantial risk of forfeiture, absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”), an individual will recognize ordinary income at the earlier of the time at which (1) the shares become transferable or (2) the restrictions that impose a substantial risk of forfeiture of the shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any.

       The ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the Plan will be subject to both wage withholding and other employment taxes.

       The Company will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the individual, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

       Dividends. To the extent awards of restricted stock under the 2004 Plan earn cash dividends, an individual generally will recognize ordinary income with respect to such dividends.

       Change in Control. In general, if the total amount of payments to an individual that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code), including payments under the 2004 Plan that vest upon a “change in control,” equals or exceeds three times the individual's “base amount” (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

       Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. If approved by its shareholders, the Company believes that stock options, SARs and performance-based stock awards granted under the Plan should qualify for the performance-based compensation exception to Section 162(m).

       Tax Treatment of Awards to Employees Outside the United States. The grant and exercise of options and awards under the 2004 Plan to employees outside the United States may be taxed on a different basis.

       Unless contrary instructions are noted, the proxy will be voted in favor of the following resolution that will be submitted at the Annual Meeting:

“RESOLVED, that the 2004 Key Employee Stock Plan, as set forth in Exhibit A to the Company's Proxy Statement dated August 5, 2004, be, and it hereby is, approved.”

The Board of Directors recommends a vote “FOR” approval of the 2004 Plan.

IX. Approval of the
    2004 Executive
    Annual Incentive
    Plan

       Background. The Board is proposing for shareholder approval the 2004 Executive Annual Incentive Plan (the “EAIP”). If approved by the shareholders, the effective date of the EAIP will be June 17, 2004, and it will expire on June 17, 2009. The EAIP is annexed hereto as Exhibit B. A summary of the EAIP appears below.

       On June 17, 2004 the Company's Compensation Committee (the “Committee”) adopted, and the Board ratified, subject to shareholder approval, the EAIP. The EAIP is being submitted for shareholder approval in order to come within the “performance-based compensation” exception of Section 162(m) of the Internal Revenue Code (the “Code”). Generally, the Code denies a deduction to publicly-held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. An exception applies to certain performance-based compensation, provided that such compensation has been approved by shareholders in a separate vote and certain other requirements are met. If approved by the shareholders, the Company believes that awards granted under the EAIP should qualify for the performance-based compensation exception to the Code.

       Purpose. The EAIP is designed to instill and sustain a culture of excellence, to emphasize performance at the corporate and division levels, to reward significant contributions to the success of the Company, and to attract and retain key corporate management executives. For purposes of the EAIP, key corporate management executives shall be defined as those persons designated as designated by the Committee.

       Administration. The EAIP will be administered by the Compensation Committee or a sub-committee thereof (the “Committee”), comprised solely of no fewer than two members, all of whom shall be “qualified outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under the Code.

       Eligibility. Eligibility is generally limited to the Company's key corporate management executives. The Committee will determine which executives will be participants for a particular performance period. Approximately twelve (12) persons are expected to be eligible to participate in the EAIP.

       Cash Target Awards. For each fiscal year of the Company beginning May 1, 2004, each participant will be granted a cash award no later than 90 days after the commencement of such fiscal year. The award will be paid if the performance target for the particular award is achieved. No individual participant may receive aggregate awards or a payout under the EAIP that are more than $2.5 million in any fiscal year.

       Performance Targets. The annual performance target for each award shall be based on achievement of hurdle rates and/or growth in one or more business criteria that apply to the individual participant, including one or more business units or the Company as a whole. The business criteria, exclusions from business criteria, administration of plan criteria, and requirements for certification of performance goals are the same as described under Performance-Based Stock Awards in the 2004 Key Employee Stock Plan, above.

       Effective Date. Provided that it is approved by the shareholders, the EAIP shall be effective as of June 17, 2004, the date on which it was adopted by the Committee and ratified by the Board (the “Effective Date”). Any cash target awards granted under the EAIP shall be effective as of the date of the grant. No award may be paid out prior to shareholder approval, however, and if the shareholders fail to approve the EAIP, any awards granted shall be cancelled.

       Withholding Taxes. The Company shall have the right to deduct from all payouts of awards any federal, state, local or foreign taxes required by law to be withheld.

       Amendments to the Plan. The EAIP is subject to amendment or termination at any time, but no such action may adversely affect any rights or obligations with respect to any awards previously made under the EAIP. No amendment of the EAIP shall be effective that would (a) increase the maximum amount which can be paid to any participant under the EAIP; (b) change the types of business criteria on which performance targets are to be based under the EAIP; or (c) modify the requirements as to eligibility for participation in the EAIP unless and until such change is approved by the shareholders of the Company.

       Termination. No cash target awards shall be granted under the EAIP after five (5) years after the effective date.

       Unless contrary instructions are noted, the proxy will be voted in favor of the following resolution which shall be submitted at the Annual Meeting:

“RESOLVED that the 2004 Executive Annual Incentive Plan of the Company, as set forth in Exhibit B to the Company's Proxy Statement dated August 5, 2004 be, and it hereby is, authorized and approved.”

The Board of Directors recommends a vote “FOR” approval of the EAIP.

X. Approval of the
   Director Stock Plan

       Background. The Board has been using the 1990 Director Stock Plan, as Amended and Restated as of June 22, 2001 (the “1990 Plan”), as a means of attracting and retaining highly qualified individuals to serve as directors of the Company and to increase the Non-Employee Directors' (as defined below) stock ownership of the Company. On June 17, 2004 the Board, subject to the approval of the shareholders, adopted the Director Stock Plan (the “Director Plan”). As of July 19, 2004, there were fewer than 17,000 shares of Class A Common Stock (“Common Stock”) remaining for grant under the 1990 Plan. The Director Plan is intended to replace the 1990 Plan.

       The Director Plan is annexed hereto as Exhibit C. It provides for an annual award of shares to Non-Employee Directors equal in value to 100 percent of the total annual cash compensation.

       Effective Date. Provided that it is approved by the shareholders, the Director Plan shall be effective as of September 15, 2004 (the “Effective Date”).

       Administration. The Board as a whole shall administer and interpret the Director Plan in its sole discretion.

       Eligibility. Only Non-Employee Directors shall be eligible to participate in the Director Plan. A Non-Employee Director is a person who is serving as a director of the Company and is not an employee of the Company or any subsidiary of the Company.

       Shares of Stock. No more than 100,000 shares of Common Stock, which shall be treasury stock, shall be available under the Director Plan. All shares awarded under the Director Plan will be charged against the total available for grant.

       Amendment to the Plan. The Director Plan may be amended at any time by action of the Board and approval of the shareholders, or terminated at any time by action of the Board.

       One Hundred Percent Grant. Beginning with the Annual Meeting to be held in September 2005, each Non-Employee Director will receive shares of Common Stock equal in value of 100 percent of the annual cash compensation he or she has received from the Company for services as a non-employee director during the period beginning on the day of the Annual Meeting in the preceding year and ending with the date of the just concluded Annual Meeting. For purposes of this paragraph, cash compensation shall include the non-employee director's annual retainer fee, but will exclude the additional retainer fee paid to committee chairmen and any expense reimbursements. The shares may not be sold or transferred during the time the Non-Employee Director remains a Director, but may be sold or transferred in the case of death or disability of the Non-Employee Director.

       Stock in Lieu of Eligible Cash Fees. The Director Plan also permits Non-Employee Directors to elect to receive Common Stock in lieu of cash compensation, and the Company wishes to encourage such participation. For purposes of this paragraph, cash compensation shall mean the annual retainer fee and the additional retainer fee received by committee chairmen. The election must be in writing, signed by the Non-Employee Director, and filed with the Corporate Secretary. Common Stock to be issued pursuant to this election will be distributed as soon as practicable following the quarterly meetings of the Board.

       Unless contrary instructions are noted, the proxy will be voted in favor of the following resolution, which shall be submitted at the meeting:

“RESOLVED, that the 2004 Director Stock Plan of the Company, as set forth in Exhibit C to the Company's Proxy Statement dated August 5, 2004 be, and it hereby is, authorized and approved.”

The Board of Directors recommends that you vote “FOR” the adoption of the Director Plan.

XI. Manner and
    Expenses of
    Solicitation

       Since many of our shareholders are unable to attend the Annual Meeting, the Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.

       Shareholders of record can vote, and save the Company expense, by using the Internet or by calling the toll-free telephone number printed on the proxy card. Voting instructions (including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

       If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from such record holder. The availability of Internet and telephone voting will depend on their voting procedures.

       If you do vote by Internet or telephone, it will not be necessary to return your proxy card. If you do not choose to vote using these two options, you may return your proxy card, properly signed, and the shares will be voted in accordance with your directions. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If no choices are specified, the shares represented by that proxy card will be voted as recommended by the Board.

       If a shareholder does not return a signed proxy card, vote by the Internet, by telephone or attend the Annual Meeting and vote in person, his or her shares will not be voted. Any shareholder giving a proxy (including one given by the Internet or telephone) has the right to revoke it at any time before it is exercised by giving notice in writing to the Secretary of the Company, by delivering a duly executed proxy bearing a later date to the Secretary (or by subsequently completing a telephonic or Internet proxy) prior to the Annual Meeting of Shareholders, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

       The Company will bear the costs of soliciting proxies. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or facsimile, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of common stock in their names will be reimbursed for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

XII. Deadline for
     Submission of
     Shareholders
     Proposals

       If a shareholder intends to present a proposal for action at the 2005 Annual Meeting and wishes to have such proposal considered for inclusion in our proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company by April 8, 2005. Such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals.

       If a shareholder submits a proposal outside of Rule 14a-8 for the 2005 Annual Meeting and the proposal fails to comply with the advance notice procedure prescribed by our By-Laws, then the Company's proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Company's Board to vote on the proposal.

       Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and nominations of individuals for election to the Board. In general, written notice of a shareholder proposal or a director nomination for an annual meeting must be received by the Secretary of the Company no later than May 18, 2005, and must contain specified information and conform to certain requirements, as set forth in greater detail in the By-Laws. If the Company's presiding officer at any shareholders' meeting determines that a shareholder proposal or director nomination was not made in accordance with the By-Laws, the Company may disregard such proposal or nomination.

       Proposals and nominations should be addressed to Corporate Secretary, John Wiley & Sons, Inc., 111 River Street, Hoboken, New Jersey 07030-5774.

XIII. Other
      Matters

       The Company has not received notice from any shareholder of its intention to bring a matter before the 2004 Annual Meeting. At the date of this Proxy Statement, the Board of Directors does not know of any other matter to come before the meeting other than the matters set forth in the Notice of Meeting. However, if any other matter, not now known, properly comes before the meeting, the persons named on the enclosed proxy will vote said proxy in accordance with their best judgment on such matter. Shares represented by any proxy will be voted with respect to the proposals outlined above in accordance with the choices specified therein or in favor of any proposal as to which no choice is specified.

       The Annual Report to Shareholders was mailed together with this Proxy Statement to shareholders beginning on August 5, 2004.

       The Company will provide, without charge, a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for fiscal year 2004, including the financial statements and the schedules thereto. All such requests should be directed to Josephine Bacchi, Corporate Secretary, John Wiley & Sons, Inc., 111 River Street, Hoboken, New Jersey 07030-5774.

       It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. You may revoke the proxy at any time before it is exercised.

If you attend the meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own shares.

BY ORDER OF THE BOARD OF DIRECTORS JOSEPHINE BACCHI Secretary

Hoboken, New Jersey
August 5, 2004

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EXHIBIT A

JOHN WILEY & SONS, INC.
2004 KEY EMPLOYEE STOCK PLAN

1.	Name/Purpose and Overview. This Plan shall be known as the 2004 Key Employee Stock Plan (the “Plan”). The Plan is intended to provide the officers and other key employees of John Wiley & Sons, Inc. (the “Company”) and of its Subsidiaries, Affiliates and certain Joint Venture Companies, upon whose judgment, initiative and efforts the Company depends for its growth and for the profitable conduct of its business, with additional incentive to promote the success of the Company, and to that end to encourage such employees to acquire or increase their proprietary interest in the Company. The Plan provides for the grant of options to purchase shares of the Company's stock, for the grant of Performance-Based Stock Awards and Performance Awards, which are contingent rights to receive shares of the Company's stock, and for the grant of shares of the Company's stock, (“Restricted Stock”). Performance-Based Stock Awards and Performance Awards shall be subject to forfeiture, in whole or in part, if the objectives established in the award are not met, or if employment is terminated during the “Plan Cycle.” Restricted Stock shall be subject to forfeiture, in whole or in part, if employment is terminated during the “Restricted Period” and may also be made subject to forfeiture in whole or in part if objectives established in the award are not met.
2.	Shares of Stock. Subject to adjustment as provided in Paragraph 12, the aggregate number of shares of Common Stock which may be made subject to awards granted under this Plan shall not exceed 8,000,000. Any shares granted as options or stock appreciation rights shall be counted against this limit as one (1) share for every one (1) share granted. Any shares granted as awards other than options or stock appreciation rights shall be counted against this limit as two and seventeen hundredths (2.17) share for every one (1) share granted. No more than 600,000 shares of Common Stock shall be cumulatively available for grants of options, Performance-Based Stock Awards, Restricted Stock or Performance Awards in any one calendar year to any one individual. Shares subject to unexercised portions of terminated or expired stock options granted under the Plan, shares of Restricted Stock which have been forfeited, or shares included in Performance-Based Stock Awards or Performance Awards which have been forfeited or otherwise not earned shall again be available for grant under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock available for grants of options or awards over the life of the Plan but shall not apply for purposes of determining the maximum number of shares of Common Stock available for grants of options or awards in any one calendar year to any one individual. Shares issued pursuant to the exercise of options, Restricted Stock pursuant to Performance-Based Stock Awards, or Performance Stock may be treasury shares or authorized but unissued shares. All shares granted or awarded under the Plan, whether treasury shares or authorized but unissued shares, will be charged against the total available for grant under the Plan. The holder of an option or the recipient of a Performance-Based Stock Award or Performance Award shall not have any of the rights of a shareholder with respect to the shares covered by his or her option or award until a certificate for such shares shall be issued upon the due exercise of the option or pursuant to the terms of the Performance-Based Stock Award, as the case may be.
3.	Common Stock. The term “Common Stock” as used in this Plan shall refer solely to the Class A Common Stock (par value of $1 per share) and not the Class B Common Stock.
4.	Eligibility. All officers and other key employees of the Company, its Subsidiaries, Affiliates or Joint Venture Companies, are eligible to receive stock options (except that only employees of the Company and its Subsidiaries are eligible to receive incentive stock options), Performance-Based Stock Awards, Performance Awards, or Restricted Stock. The term “Subsidiary(ies)” as used in this Plan means a company in which the Company and/or its Subsidiaries hold 50% or more of the total combined voting power; the term “Affiliate(s)” means any company in which the Company and/or its Subsidiaries hold 10% or more (but less than 50%) of the total combined voting power; and the term “Joint Venture Company(ies)” means any partnership, limited liability company, or joint venture in which the Company has a 10% or more interest.

5.	Administration of the Plan. The Compensation Committee, or such other sub-committee of not less than two “qualified outside directors” as the Compensation Committee may appoint (the “Committee”), shall administer and interpret the Plan. With respect to the administration of the Plan, in addition to the authority specifically granted to the Committee herein, and subject to the rules provided in the By-Laws and such rules as the Committee may prescribe, the Committee shall have authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan and to construe and interpret the Plan, the rules and regulations which it may promulgate and the instruments evidencing options and awards granted under the Plan, and to make all other determinations deemed necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan and of any options issued or awards granted under it shall be final and binding upon all persons.
6.	Stock Options
	a.	Grant of Options. Subject to the provisions of the Plan, including but not limited to the provisions of Subparagraphs (b) and (c) of this Paragraph 6, the Committee shall have full and final authority in its discretion (i) to determine the employees to be granted options; (ii) to determine the number of shares of Common Stock subject to each option; (iii) to determine the time or times at which options will be granted; (iv) to determine the purchase price of the shares subject to each option (but not less than fair market value on the date of grant as stated in 6.b.i); (v) to determine the time or times when or any conditions upon which each option becomes exercisable and the duration of the exercise period; (vi) to determine whether the option shall be an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986 (the “Code”) or an option not intended to qualify as an incentive stock option (a “non-qualified stock option”); and (vii) to prescribe the form or forms of the instruments evidencing any options granted under the Plan (which forms shall be consistent with this Plan but need not be identical), except that each option shall be clearly identified as an incentive stock option or a non-qualified stock option. The date of an option shall be the date of the authorization of such grant by the Committee or such later date as may be fixed for that purpose by the Committee at the time of the authorization of such grant. An individual may hold more than one option.
	b.	Terms of all Options. All options granted under the Plan (including non-qualified options) shall be subject to the following provisions:
		i.	Purchase Price. The purchase price of shares under each such option shall be fixed by the Committee at not less than 100% of the fair market value of the shares on the date of grant of such option.
		ii.	Payment. Shares shall be paid in full at the time the option is exercised and no shares shall be issued until such payment has been received. Payment may be made (A) in cash, (B) by the delivery to the Company of shares of the Company's Common Stock (duly endorsed for transfer) valued at fair market value on the date of exercise, or (C) by a combination of cash and delivery of shares of the Company's Common Stock valued as herein provided. The Committee may, from time to time, restrict or impose limits and conditions on the use of the Company's Common Stock for payment.
		iii.	Stock Appreciation Rights. Notwithstanding the foregoing Subparagraph (ii), any non-qualified option granted under the Plan may provide the right to exercise such option in whole or in part without any payment of the purchase price. If an option is exercised without a payment of the purchase price, the optionee shall be entitled to receive a payment equal to the excess of the fair market value, on the date of exercise, of the shares covered by the option over the total purchase price of such shares. Such payment shall be in whole shares of Common Stock, in cash, or partly in such shares and partly in cash as determined by the Committee. The number of shares with respect to which any option is exercised under this Subparagraph (iii) shall reduce the number of shares thereafter available for exercise under the option and such shares may not again be optioned under the Plan.
		iv.	Ten Year Maximum Term. Notwithstanding any other provision in this Paragraph 6, no option granted under the Plan shall be exercisable either by the optionee, or in the event of the optionee's death, by his or her estate or by any other person, after the expiration of ten years from the date of its grant, except as provided in Subparagraphs (b) (vi) or (vii).

v.	Termination of Employment Other Than by Death or Retirement at or after Age 55. Except as otherwise expressly provided in the Plan, each option may be exercised only while the optionee is regularly employed by the Company, a Subsidiary, an Affiliate, or a Joint Venture Company, as the case may be, or within three months after the optionee's employment has been terminated (but no later than the expiration date of the option), whether such termination was by the Company (unless such termination was for cause) or by the optionee for any reason. If the optionee's employment is terminated for cause (as determined by the Committee), the option may not be exercised after the optionee's employment has been terminated. An optionee's employment shall not be deemed to have terminated for purposes of this Subparagraph as long as the optionee is employed by the Company, or any Subsidiary, Affiliate or Joint Venture Company. For purposes of non-qualified options, employment shall mean continuous employment (either full or part time), except that leaves of absence for such periods and purposes as may be approved by the Company or the Subsidiary, Affiliate, or Joint Venture Company shall not be deemed to terminate employment. If a non-qualified optionee is permanently disabled (as described in Section 22(e)(3) of the Code) as of the date of termination of employment, the option may be exercised within three years after such date. The Committee may require evidence of permanent disability, including medical examinations by physicians selected by it. Notwithstanding the foregoing, the Committee, in its discretion, may permit the exercise of the non-qualified option for such period after such termination of employment as the Committee may specify and may also increase the number of shares subject to exercise up to the full number of shares covered by the non-qualified option. In no event (except as hereinafter provided in the case of the death of an optionee) may an option be exercised after the expiration date of the option.
vi.	Retirement at or after Age 55. If a non-qualified optionee shall retire after attaining 55 years of age, the option shall terminate three years after the date of the optionee's retirement (but no later than the expiration date of the option). If the non-qualified optionee shall die within such three year (or shorter) period, the optionee's estate or any person who acquires the right to exercise such option by bequest, inheritance or by reason of the death of the optionee shall have the right to exercise the option during such period, or during the period ending one year after the optionee's death, if longer, to the same extent as the optionee would have had if he or she had survived.
vii.	Termination of Employment by Death. If a non-qualified optionee shall die while in the employ of the Company or a Subsidiary, Affiliate or Joint Venture Company the optionee's estate or any person who acquires the right to exercise such option by bequest, inheritance or by reason of the death of the optionee shall have the right to exercise the option within three years from the date of the optionee's death (but not later than the expiration date of the option or one year after the optionee's death, whichever is later), without regard to whether the right to exercise such option shall have otherwise accrued.
viii.	Non-Transferability. No stock option shall be transferable other than by last will and testament, or by the laws of descent and distribution. During the optionee's lifetime, the option shall be exercisable only by the optionee.
ix.	Deferral of Delivery of Shares. The Committee (in its sole discretion) may permit an optionee to have shares of Common Stock that otherwise would be delivered to such optionee as a result of the exercise of an option converted into amounts credited to a deferred compensation account established for such optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the fair market value of such shares of Common Stock as of the date when they otherwise would have been delivered to such optionee. A deferred compensation account established under this Subparagraph (b)(ix) may be credited with interest or other forms of investment return, as determined by the Committee. An optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such optionee and the Company. If the conversion of options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this Subparagraph (b)(ix).

	c.	Incentive Stock Options. An option which is designated as an “incentive stock option” is intended to qualify as an incentive stock option as defined in subsection (b) of Section 422 of the Code, and the provisions of this Plan and the terms of any such option shall be interpreted accordingly. An incentive stock option may only be issued to employees of the Company or its Subsidiaries, may only be exercised until the date which is three months after the optionee's employment by the Company or its Subsidiaries has been terminated (except where such termination is by reason of disability (as described above), where the three month period is extended to one year, or death, where this requirement does not apply), and for purposes of incentive stock options, employment shall mean continuous employment (either full or part time) within the meaning of Treasury Regulation Section 1.4217(h)(2). Incentive stock options shall expire in all events after the expiration of ten years from the date of its grant.
7.	Performance-Based Stock Awards
	a.	Grants. Subject to the provisions of the Plan, including but not limited to the provisions of Subparagraphs (b), (c) and (d) of this Paragraph 7 of the Plan, the Committee shall have full and final authority in its discretion (a) to determine the employees to be awarded Performance-Based Stock Awards; (b) to determine the number of shares of Common Stock which may be issued pursuant to each Performance-Based Stock Award; (c) to determine the time or times at which the Performance-Based Stock Awards will be granted; (d) to determine the Plan Cycle and Award Period Objectives, as such terms are hereinafter defined, with respect to each Performance-Based Stock Award; and (e) to prescribe the form or forms of the instruments evidencing the awards under the Plan (which forms shall be consistent with the Plan but need not be identical).
	b.	Term of Performance-Based Stock Awards. All Performance-Based Stock Awards granted under the Plan shall be subject to the following provisions:
		i.	General. The Committee may award Performance-Based Stock Awards which will entitle the employee to whom the award is made to be issued shares of Common Stock upon the expiration of the Plan Cycle if the Award Period Objectives with respect to such Performance-Based Stock Awards specified in the award are attained. It is intended that any Performance-Based Stock Awards under the Plan satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.
		ii.	Award Period Objectives. Each fiscal year that awards are made under the Plan, the Committee shall establish a schedule of Award Period Objectives applicable to Awards granted in that year.
			A.	A separate schedule of Award Period Objectives may be established for Awards to (I) a defined group of employees, such as the employees of a Subsidiary, Affiliate, Joint Venture Company or division or group within the Company, or (II) an individual employee.
			B.	As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Stock Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units, or the Company as a whole. The business criteria shall be as follows, individually or in combination: (I) net income; (II) earnings per share; (III) revenue targets; (IV) net sales growth; (V) market share; (VI) operating income; (VII) expense targets; (VIII) working capital targets; (IX) operating margin; (X) return on equity; (XI) return on assets; (XII) market price per share; (XIII) total return to stockholders; (XIV) cash flow; (XV) free cash flow; (XVI) return on investment; (XVII) earnings before interest, taxes, depreciation and amortization; (XVIII) earnings before interest, taxes and amortization; (XIX) global profit contribution; (XX) global profit cash flow; (XXI) economic value added; and (XXII) objectively quantifiable customer or constituency satisfaction. In addition, the performance targets may include comparisons to performance of other companies using one or more of the foregoing business criteria. The Committee may provide in any target award that any evaluation of performance exclude any of the following events that occurs during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax law, accounting principles or methodology, or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any extraordinary non-recurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any extraordinary (i.e. non-required) contributions to the Company pension plan; (h) foreign exchange gains and losses; and (i) cash capital expenditures for facilities acquisition or construction.

	C.	The Committee will establish in writing the Award Period Objectives applicable to a given period. Such Award Period Objectives will state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such Award Period Objectives are obtained. The Committee will also establish in writing the individual employees or class of employees to which such Award Period Objectives apply. The Committee will establish such Award Period Objectives and the employees to which such Award Period Objectives apply no later than 90 days after the commencement of the relevant period.
	D.	No Performance-Based Stock Award will be payable to, or vest with respect to, as the case may be, any participant for a given fiscal period until the Committee certifies in writing that the Award Period Objectives (and any other material terms) applicable to such period have been satisfied.
	E.	After establishment of an Award Period Objective, the Committee shall not revise such Award Period Objective or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such Award Period Objective. Nothwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such Award Period Objective.
	F.	Award Period Objectives may be stated in terms of results at the end of the Plan Cycle, of cumulative results during the entire Plan Cycle, in terms of results during each fiscal year within the Plan Cycle, or any combination of the above.
	G.	The attainment of any Award Period Objectives established by the Committee shall be determined by the Committee and its determination shall be conclusive and binding on the employee, any beneficiary of the employee, and the Company. In making such determination, the Committee may refer to and rely upon the certified financial statements contained in the Company's annual report filed with the Securities and Exchange Commission, other financial statements of the Company, relevant economic or financial indices, reports prepared by the Company's independent public accountants or, with respect to business objectives not stated in financial terms, upon reports or statements of officers of the Company.
iii.	Termination of Employment. If the employment of any employee to whom a Performance-Based Stock Award is made (the “grantee”) shall be terminated by the Company, Subsidiary, an Affiliate, or a Joint Venture Company, as the case may be, with or without cause, or by the grantee for any reason during the performance period, or as result of death, the Performance-Based Stock Award and the right to receive shares of Common Stock which may have been earned under the Award shall be forfeited. Notwithstanding the foregoing, in the case of termination due to death or disability (as described above), the Committee, in its discretion, may waive such forfeiture, or may determine that only a portion of the Performance-Based Stock Award shall be forfeited pursuant to the foregoing provisions of this Subparagraph. Performance-Based Stock Awards which are not forfeited pursuant to the provisions of this subparagraph shall remain subject to forfeiture pursuant to the terms of the Award.

		iv.	Plan Cycle. All Performance-Based Stock Awards under the Plan shall have a Plan Cycle of not less than two fiscal years nor more than five fiscal years. The first fiscal year of the Plan shall be the year in which the award is made or the year following, as designated.
	c.	Rights under Performance-Based Stock Awards. Until shares of Common Stock are issued pursuant to a Performance-Based Stock Award, the grantee shall have no right to receive dividends or other distributions with respect to such shares or to vote such shares. The grantee's rights with respect to a Performance-Based Stock Award shall not be transferable other than by last will and testament, or by the laws of descent and distribution. In the event of the death of the grantee, his or her estate or any person who acquires his or her interest in the Performance-Based Stock Award by bequest or inheritance or by reason of the death of the grantee, shall only have such rights, if any, with respect to the decedent's Performance-Based Stock Award as the Committee, pursuant to Subparagraph 7(b)(iii) may determine.
	d.	Alternative Cash Awards. The Committee may provide in the terms of the Performance-Based Stock Award that a grantee of Performance-Based Stock Awards may elect, at such time as the Committee may specify, to receive cash in lieu of, and in an amount equal in value to, all or part of the shares of Common Stock which would otherwise be issued to the grantee.
8.	Restricted Stock
	a.	Awards. Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (i) to determine the employees to be awarded shares of Common Stock as Restricted Stock (shares subject to forfeiture); (ii) to determine the number of shares of Common Stock which shall be issued pursuant to each award; (iii) to determine the time or times at which the awards will be granted; (iv) to determine whether the vesting of the Restricted Stock will be based upon, in any manner, achievement of performance targets; (v) to determine the period (the “Restricted Period”) during which the shares of Restricted Stock shall be subject to forfeiture in whole or part; (vi) to provide or not to provide for forfeiture of Restricted Stock in whole or in part (in addition to forfeiture on account of termination of employment as provided in Subparagraph 8(d)) if specified Award Period Objectives (of the kind described in Paragraph 7(b)(ii)) are not met during the Restricted Period; and (vii) to prescribe the form or forms of the instruments evidencing the awards of Restricted Stock under the Plan (which forms shall be consistent with the Plan but need not be identical).
	b.	Restricted Period. During the Restricted Period the grantee shall not be permitted to sell, transfer, pledge or assign the shares of Restricted Stock, except that such shares may be used, if the award permits, to pay the option price of any option granted under the Plan (or any prior stock option plan of the Company), provided an equal number of shares delivered to the optionee shall carry the same restrictions and be subject to the same provisions regarding forfeiture as the shares so used.
	c.	Death or Permanent Disability. Shares of Restricted Stock shall not be forfeited as a result of the grantee's death or his or her termination of employment by reason of permanent disability, as determined by the Committee. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Such shares shall remain subject to forfeiture if the Award Period Objectives, if any, specified in the award are not met.
	d.	Termination of Employment. Shares of Restricted Stock shall be forfeited and revert to the Company upon the grantee's termination of employment during the Restricted Period for any reason other than death or permanent disability, except to the extent the Committee, in its discretion, determines that a lesser number of shares of Restricted Stock or no shares of Restricted Stock shall be forfeited pursuant to the foregoing provisions of this subparagraph (d).

	e.	Stock Certificates. Stock certificates for Restricted Stock shall be registered in the name of the grantee but shall be appropriately legended and returned to the Company by the grantee, together with a stock power, endorsed in blank by the grantee. The grantee shall be entitled to vote shares of Restricted Stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property (other than cash) shall also be subject to the same restrictions.
	f.	Lapse of Restrictions. Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restricted Period and the Company shall deliver new certificates with the restrictive legend deleted evidencing such stock.
9.	Performance Awards
	a.	Performance Awards may be granted at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of such Performance Awards granted to each employee. Such Performance Awards may be in the form of shares of Common Stock or cash. Performance Awards may be granted as either long-term or short-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.
	b.	The Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.
	c.	Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee.
10.	Change of Control
	a.	Definitions:
		i.	A “Change of Control” shall be deemed to have occurred if (a) any “Person” (as hereinafter defined) hereafter becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of 25% or more of the Company's then outstanding shares of Class B Common Stock and the number of shares of Class B Common Stock so owned is equal to or greater than the number of shares of Class B Common Stock then owned by any other Person, or (b) individuals who constituted the Board on January 1, 1991 (the “Incumbent Board”) cease for any reason to constitute at least 64% of the full Board. Any person becoming a director subsequent to such date whose election or nomination for election by the Company's shareholders was approved by a vote of at least 64% of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall, for purposes of this clause (b), be considered as though such person were a member of the Incumbent Board.
		ii.	The term “Person” shall mean and include any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 14(d) of the Exchange Act, other than the Company, an affiliate of the Company, any employee stock ownership plan, or other employee benefit plan(s) sponsored or maintained by the Company or any affiliate, except that for purposes of clause (a) of Subparagraph 10(a)(i), a Person shall not be deemed to be a new or different Person by reason of a change or changes in the composition of the “persons” constituting a Person unless a majority of the Incumbent Board (at a meeting of the directors or by written action signed by such majority) determines that a Change of Control has occurred.
	b.	Effect on Stock Options. Notwithstanding any other provision to the contrary, upon a Change of Control (as hereinabove defined), all options granted under the Plan shall become immediately exercisable up to the full number of shares covered by the option. In addition, following a Change of Control, the optionee may elect to surrender such option (in whole or in part) and to receive in exchange for the option (or the part thereof) surrendered within five days after such surrender, an amount in cash equal to the number of shares covered by the option (or the part thereof) surrendered multiplied by the excess of (a) the higher of (x) the closing price for the shares covered by the option (or the part thereof) surrendered as reported by the New York Stock Exchange (or any exchange on which the shares may be listed) on the date of such surrender or, if no shares were traded on that date, on the next preceding date on which the shares were traded, or (y) the highest per share price for shares of the same class actually paid in connection with any such Change of Control, over (b) the exercise price of the shares covered by the option (or the part thereof) surrendered. The optionee must exercise the election granted herein within 60 days after such Change of Control.

	c.	Effect on Performance-Based Stock Awards and Performance Awards. The Committee shall specify in the award whether, and to what extent, in the event of a Change of Control, an employee shall be issued shares of Common Stock or cash with regard to Performance-Based Stock Awards and Performance Awards held by such employee.
	d.	Effect on Restricted Stock. Following a Change of Control, all shares of Restricted Stock which would otherwise remain subject to the restrictions provided for in the Award shall be free of such restrictions.
11.	Legal Requirements. The exercise of an option, payment by delivery of the Company's Common Stock, the issuance of shares pursuant to such exercise or pursuant to a Performance-Based Stock Award or Performance Award, and the subsequent transfer of shares of Restricted Stock shall be conditioned upon compliance with the listing requirements of any securities exchange upon which the Common Stock of the Company may be listed, the requirements of the Securities Act of 1933, as amended, and the Exchange Act, and the requirements of applicable state laws relating to authorization, issuance or sale of securities, and the Committee may take such measures as it deems desirable to secure compliance with the foregoing.
12.	Change in Capital Stock. The total number of shares for which options may be granted under the Plan, the number of shares of Common Stock which may be awarded under the Plan generally or to any individual (directly or pursuant to Performance-Based Stock Award or Performance Award), the number of shares covered and the purchase price of any option granted under the Plan, the number of shares covered by a Performance-Based Stock Award or a Performance Award, or the number of shares of Restricted Stock which are subject to forfeiture, and the Award Period Objectives or performance targets shall be appropriately or equitably adjusted for any change in the outstanding shares of Common Stock of the Company through recapitalization, stock split, stock dividend or other change in the corporate structure, or through merger or consolidation in which the Company is the surviving corporation; provided, however, that any such arithmetic adjustment to a Performance-Based Stock Award or Award Period Objective shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award or objective. Such adjustments and the manner of application thereof shall be determined by the Committee in its discretion. Any such adjustment may provide for the elimination of any fractional share, which might otherwise become subject to an option or to be issued pursuant to a Performance-Based Stock Award, Performance Award, or Restricted Stock.
13.	Dissolution, Liquidation or Merger. In the event of dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, or in the event of a sale of all or substantially all of the assets of the Company, any outstanding options hereunder shall terminate, provided that each optionee shall, in such event, have the right upon the adoption by the Board of Directors or shareholders of the Company of a plan or resolutions approving or authorizing such dissolutions, liquidation, or merger, consolidation in which the Company is not the surviving corporation, or such sale of assets, to exercise his or her option in whole or in part, without regard to whether the right to exercise such option shall have otherwise accrued. The Committee may specify in each Performance Award, or may thereafter determine whether, and to what extent, the employee shall be issued shares of Common Stock with respect to such award in the event such plan or resolutions are adopted. In the event such plan or resolutions are adopted, all shares of Restricted Stock shall fully vest and no longer be subject to forfeiture.
14.	Right to Terminate Employment; Benefits Under Other Plans. The right of the Company or any of its Subsidiaries, Affiliates or Joint Venture Companies, to terminate or change the employment of any employee at any time with or without cause shall not be restricted by this Plan or the grant of an option or the grant of Performance-Based Stock Awards or Performance Awards or Restricted Stock hereunder. No employee shall be deemed to receive compensation or realize earnings for purposes of determining benefits under any pension, profit sharing, life insurance, salary continuation or other employee benefit plan as a result of receiving or exercising an option pursuant to the Plan or as a result of receiving or retaining a Performance-Based Stock Award, Restricted Stock or cash in lieu thereof.

15.	Competition with the Company.
	a.	The Committee, in its discretion, may include as a term of any employee's option agreement a provision that, if the employee voluntarily terminates his or her employment with the Company or its Subsidiaries, Affiliates, or Joint Venture Companies, or is terminated for cause (as determined by the Committee), and within a period of six months after such termination, shall directly or indirectly, engage in a competing activity (as defined hereinafter), the employee shall be required to remit to the Company, with respect to the exercise of any option by the employee on or after the date six months prior to such termination an amount equal to the excess of:
		i.	the fair market value per shares of the Company's Common Stock on the date of exercise of such option multiplied by the number of shares with respect to which the option is exercised, over
		ii.	the aggregate purchase price of such number of shares.
	b.	The Committee may, at its discretion, as a condition of any award to an employee of a Performance-Based Stock Award, Performance Award or Restricted Stock, provide that, if the employee voluntarily terminates his or her employment with the Company or is terminated for cause (as determined by the Committee) and within a period of six months after such termination shall, directly or indirectly, engage in a competing activity (as hereinafter defined), the employee shall be required to remit to the company, with respect to any shares of Common Stock issued or if issued subject to any conditions, with respect to any shares which became fully vested on or after the date six months prior to such termination, the fair market value of such shares on the date of issuance or vesting, applicable.
	c.	Any remittance to the Company required by Subparagraphs (b) or (c) shall be payable in cash or by delivery of shares of Common Stock of the Company duly assigned to the Company or by a combination of the foregoing. Any such shares so delivered shall be deemed to have a value per shares equal to the fair market value of the shares on such date of issuance or vesting.
	d.	Neither of the foregoing provisions of this Paragraph 15 shall apply in the event of a “Change of Control” as defined in Subparagraph 10(a) or in the event of a dissolution, liquidation, merger or consolidation referred to in Paragraph 13.
	e.	For purposes of this Paragraph 15 (except as otherwise defined in the option agreement) an employee is deemed to be “engaged in a competing activity” if he or she owns, manages, controls, is employed by, or otherwise engages in or assists another to engage in any activity or which competes with any business or activity of the Company in which the employee was engaged or involved, at the time of the employee's termination.
16.	Withholding Tax. The Committee may adopt and apply rules that will ensure that it will be able to comply with applicable provisions of any federal, state or local law relating withholding of tax on amounts includible in the employee's income, including but not limited to the amount, if any, includible in income on the exercise of an option or the expiration of the Plan Cycle or the Restricted Period. A grantee of a Performance-Based Stock Award, Performance Award or Restricted Stock shall be required to pay withholding taxes to the Company; in the case of Restricted Stock upon the expiration of the Restricted Period or such earlier date as may be required by an election pursuant to Section 83 of the Code, and in the case of a Performance-Based Stock Award or Performance Award upon issuance of the Common Stock or cash. The grantee of a non-qualified option shall be required to pay withholding taxes to the Company upon the exercise of the option. The Company shall have the right in its discretion, with the consent of the grantee, and subject to compliance with any applicable rules and regulations of the Securities and Exchange Commission, to satisfy the withholding tax liability arising from the exercise of a non-qualified option, the issuance of stock arising from a Performance-Based Stock Award, or a Performance Award, or the release of Restricted Stock, by retaining shares of Common Stock or cash otherwise deliverable to the grantee pursuant to procedures approved by the Committee.

17.	Modification and Termination of Plan. The Board of Directors may at any time terminate, in whole or in part, or from time to time modify the Plan. Notwithstanding the foregoing, the Board of Directors shall not, without the approval of the shareholders, increase the number of shares of stock available for grants of options or grants of awards under the Plan or the number of shares of available for grants of options or awards in any one calendar year to any one individual under the Plan; disqualify any incentive stock options granted under the Plan; increase the maximum amount which can be paid to an individual under the Plan; change the types of business criteria on which Performance-Based Stock Awards are to be based under the Plan; or modify the requirements as to eligibility for participation in the Plan.
Notwithstanding any such modification of the Plan, any option or award theretofore granted to an employee under the Plan shall not be affected except pursuant to Paragraph 18, below.
18.	Modification of Options and Awards. Subject to all of the provisions of Plan, the Committee may at any time and from time to time, with the consent of the optionee or grantee, amend any stock options or awards theretofore granted under the Plan provided that the option or award as amended, together with any other consideration provided, is reasonably deemed to be of equivalent economic value to the option or award prior to such amendment, and further provided that in no event will a stock option be repriced.
19.	Effective and Termination Dates. The Plan shall be effective as of June 17, 2004, the date it was adopted by the Committee and ratified by the Board of Directors, but shall be subject to the approval of the shareholders of the Company. The Plan shall be submitted for approval of the shareholders at the first annual meeting of shareholders held subsequent to the adoption of the Plan. If at said meeting or adjournment thereof the shareholders do not approve the Plan, the Plan shall terminate and any Stock Options, Performance-Based Stock Awards, Performance Awards or Restricted Stock granted under this Plan shall be forfeited. No awards shall be granted under the Plan after five (5) years after the Effective Date.

EXHIBIT B

JOHN WILEY & SONS, INC.
2004 EXECUTIVE ANNUAL INCENTIVE PLAN

1.	Purpose. The principal purposes of the John Wiley & Sons, Inc. 2004 Executive Annual Incentive Plan (the “EAIP”) are to enable John Wiley & Sons, Inc. (the “Company”) to reinforce and sustain a culture devoted to excellent performance, reward significant contributions to the success of the Company, and attract and retain highly qualified executives.
2.	Administration of The EAIP. The EAIP will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee or a subcommittee thereof) and shall be comprised solely of no fewer than two members, all of whom shall be “qualified outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
The Committee shall have all the powers vested in it by the terms of this EAIP, including the authority (within the limitations described herein) to select participants in the EAIP, to determine the time when cash target awards will be granted, to determine whether objectives and conditions for achieving cash target awards have been met, to determine whether awards will be paid out at the time set forth in Section 4(c) below or deferred, and to determine whether a cash target award or payout of an award should be reduced or eliminated. It is intended that any cash target awards under the EAIP satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.
The Committee shall have full power and authority to administer and interpret the EAIP and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the EAIP and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the EAIP, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its stockholders and any person granted a cash target award under the EAIP.
The Committee may delegate all or a portion of its administrative duties under the EAIP to such officers or other employees of the Company as it shall determine; provided, however, that no delegation shall be made regarding the selection of participants in the EAIP, the amount and timing of cash target awards or payouts of awards, or the objectives and conditions pertaining to cash target awards or payouts of awards.
3.	Eligibility. The Committee, in its discretion, may grant cash target awards to key corporate management executives for each fiscal year of the Company as it shall determine. For purposes of the EAIP, key corporate management executives shall be defined as those persons designated as such from time to time by the Committee. Key corporate management executives granted cash target awards for a fiscal year of the Company are referred to as “participants” for such fiscal year.
4.	Awards.
	a.	Granting of Cash Target Awards. For each fiscal year of the Company commencing with the fiscal year beginning May 1, 2004, each participant shall be granted a cash target award under the EAIP as soon as practicable and no later than 90 days after the commencement of such fiscal years, provided, however, that if an individual becomes eligible to participate or, in the discretion of the Committee, an individual becomes eligible for an increased cash target award after such 90 day period, that individual may be granted a cash target award or a substitute cash target award for a portion of such fiscal year ending on the last day of such fiscal year if such cash target award is granted after no more than 25% of the period of service to which the cash target award relates has elapsed.

b.	Performance Targets.
	i.	For each fiscal year of the Company commencing with the fiscal year beginning May 1, 2004, the annual performance targets for each cash target award shall be determined by the Committee in writing, by resolution of the Committee or other appropriate action, not later than 90 days after the commencement of such fiscal year. The performance targets shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the applicable participant if such performance targets are attained. If an individual becomes eligible to participate, that individual's performance targets may be determined by the Committee in writing, by resolution of the Committee or other appropriate action, after no more than 25% of the period of service to which the performance targets relate has elapsed.
	ii.	The annual performance targets for each cash target award shall be based on achievement of hurdle rates and/or growth in one or more business criteria that apply to the individual participant, including one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (A) net income; (B) earnings per share; (C) revenue targets; (D) net sales growth; (E) market share; (F) operating income; (G) expense targets; (H) working capital targets; (I) operating margin; (J) return on equity; (K) return on assets; (L) market price per share; (M) total return to stockholders; (N) cash flow; (0) free cash flow; (P) return on investment; (Q) earnings before interest, taxes, depreciation and amortization; (R) earnings before interest, taxes and amortization; (S) global profit contribution; (T) global cash flow; (U) economic value added; and (V) objectively quantifiable customer or constituency satisfaction. In addition, the performance targets may include comparisons to performance of other companies, using one or more of the foregoing business criteria. The Committee may provide in any cash target award that any evaluation of performance exclude any of the following events that occurs during a performance period: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax law, accounting principles or methodology, or other laws or provisions affecting reported results; (4) accruals for reorganization and restructuring programs; (5) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (6) acquisitions or divestitures; (7) any extraordinary (i.e. non-required) contributions to the Company pension plan; (8) foreign exchange gains and losses; and (9) cash capital expenditures for facilities acquisition or construction.
c.	Payout of Awards. As a condition to the right of a participant to receive cash payout of an award granted under this EAIP, the Committee shall first be required to certify in writing, by resolution of the Committee or other appropriate action, that achievement of the award has been determined in accordance with the provisions of this EAIP. Awards for a fiscal year shall be payable as soon as practicable following the certification thereof by the Committee for such fiscal year.
d.	Discretion. After a cash target award has been granted, the Committee shall not increase such cash target award, and after a performance target has been determined, the Committee shall not revise such performance target. Notwithstanding the attainment by the Company and a participant of the applicable targets, the Committee has the discretion, by participant, to reduce, prior to the confirmation of the award, some or all of an award that otherwise would be paid.
e.	Deferral. The Committee may determine that the payout of an award or a portion of an award shall be deferred, the periods of such deferrals and any interest, not to exceed a reasonable rate, to be paid in respect of deferred payments. The Committee may also define such other conditions of payouts of awards as it may deem desirable in carrying out the purposes of the EAIP.

	f.	Maximum Payout per Fiscal Year. No individual participant may receive a cash target award or a payout of an award under the EAIP which is more than $2.5 million in any fiscal year.
5.	Miscellaneous Provisions.
	a.	Withholding Taxes. The Company (or the relevant subsidiary or affiliate) shall have the right to deduct from all payouts of awards hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payouts.
	b.	No Rights to Cash Target Awards. Except as set forth herein, no person shall have any claim or right to be granted a cash target award under the EAIP. Neither the EAIP nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ of the Company or any of its subsidiaries, divisions or affiliates.
	c.	Funding of EAIP. The EAIP shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payout of any award under the EAIP.
6.	Effective Date, Amendments and Termination.
	a.	Effective Date. The EAIP shall be effective as of June 17, 2004, the date on which it was adopted by the Committee and ratified by the Board (the “Effective Date”), provided that the EAIP is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any cash target awards or payouts hereunder. Any cash target awards granted under the EAIP prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any cash target award, the Committee specifies otherwise at the time of grant), but no such award may be paid out prior to such stockholder approval, and if stockholders fail to approve the EAIP as specified hereunder, any such award shall be cancelled.
	b.	Amendments. The Committee may at any time terminate or from time to time amend the EAIP in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any cash target awards theretofore granted under the EAIP.
Unless the stockholders of the Company shall have first approved thereof, no amendment of the EAIP shall be effective which would: (i) increase the maximum amount which can be paid to any participant under the EAIP; (ii) change the types of business criteria on which performance targets are to be based under the EAIP; or (iii) modify the requirements as to eligibility for participation in the EAIP.
	c.	Termination. No cash target awards shall be granted under the EAIP after five (5) years after the Effective Date.

EXHIBIT C

JOHN WILEY & SONS, INC.
DIRECTOR STOCK PLAN

1.	Purposes. The purposes of the Director Stock Plan (the “Director Plan”) are to (a) attract and retain highly qualified individuals to serve as directors of John Wiley & Sons, Inc. (the “Company”) and (b) to increase the Non-Employee Directors' (as defined below) stock ownership in the Company.
2.	Effective Date. Provided that it is approved by the shareholder, the Director Plan shall be effective as of September 15, 2004.
3.	Participation. Only Non-Employee Directors shall be eligible to participate in the Director Plan. A “Non-Employee Director” is a person who is serving as a director of the Company and who is not an employee of the Company or any Subsidiary of the Company.
4.	Shares Subject To The Plan. Subject to adjustment as provided in Section 8 below, no more than an aggregate of 100,000 shares of Class A Common Stock (the “Common Stock”) shall be delivered to Non-Employee Directors or their beneficiaries under the 2004 Director Plan, which shall be treasury shares. All shares awarded under the Director Plan will be charged against the total available for grant.
5.	One Hundred Percent Grant. Beginning with the annual meeting held in September 2005, and as soon as practicable after every Annual Meeting, each Non-Employee Director shall receive shares of the Company's Common Stock, (rounded upward or downward to the nearest whole share), equal in value to 100 percent of the cash compensation which such Non-Employee Director has received (or would have received but for an election pursuant to Section 6 below) from the Company for services as a Non-Employee Director during the period beginning on the day immediately following the Annual Meeting in the preceding year and ending with the date of the just concluded Annual Meeting. Cash compensation for purposes of this paragraph shall include the annual retainer fee, but shall exclude the additional retainer fees paid to committee chairmen and any expense reimbursements. The value of the Common Stock for purposes of this paragraph shall be determined as of the date of the just concluded Annual Meeting and shall be equal to the closing price for the Common Stock as reported by any exchange on which the Common Stock may be listed on such date or, if no shares of the Common Stock were traded on such date, on the next preceding date on which the Common Stock was traded. The grant shares may not be sold or transferred during the time the Non-Employee Director remains a Director, but may be sold or transferred in the case of death or disability of the Non-Employee Director.
6.	Election To Receive Stock In Lieu Of Eligible Cash Fees. Subject to the terms and conditions of the Director Plan, each Non-Employee Director may elect to receive shares of Common Stock (rounded upward or downward to the nearest whole share) in lieu of all or a portion of the cash compensation otherwise payable for services to be rendered by such Non-Employee Director during the Director Year (as defined below) which begins after the date on which such election is made. The Company encourages Non-Employee Directors to make this election. This election may be made in increments of 25%, 50%, 75% or 100% of such compensation, as determined in accordance with Section 7 below. A “Director Year” is the twelve-month period beginning on April 1 of each calendar year and ending on March 31 of the immediately following calendar year. An election under this Section 6 to have cash compensation paid in shares of Stock shall be valid only if it is in writing, signed by the Non-Employee Director, and filed with the Corporate Secretary of the Company. The election must be irrevocable with respect to the Director Year to which it applies and must be made no later than six months prior to the beginning of such Director Year. Common Stock to be received by a Non-Employee Director pursuant to his or her election shall be distributed to such Non-Employee Director at the end of each calendar quarter. For purposes of this paragraph, cash compensation shall mean the Non-Employee Director's annual retainer fee and the additional retainer fee received by committee chairmen.
7.	Equivalent Amount of Stock. The number of whole shares of Common Stock to be distributed to a Non-Employee Director in accordance with the Non-Employee Director's election made under Section 6 above shall be equal to:

C-1

(a) the amount of the cash compensation which the Non-Employee Director has elected to forego in exchange for shares of Stock, divided by

(b) the closing price for the Common Stock as reported by any exchange on which the Common Stock may be listed on the date of the regularly scheduled quarterly meeting of the Board of Directors or, if no shares of Common Stock were traded on such date, on the next preceding date on which the Common Stock was traded.

8.	Change In Capital Stock. The total number of shares of Common Stock that may be issued under the Director Plan generally shall be appropriately adjusted for any change in the outstanding shares of Common Stock through recapitalization, stock split, stock dividend or other change in the corporate structure, or through merger or consolidation in which the Company is the surviving corporation. The Board in its discretion will determine such adjustments and the manner of application.
9.	Nonassignability. No rights under the Director Plan shall be assignable or transferable by a Non-Employee Director other than by will or the laws of descent and distribution.
10.	Legal Requirements. The issuance of shares pursuant to the Director Plan, and the subsequent transfer of such shares shall be conditioned upon compliance with the listing requirements of any securities exchange upon which the Stock may be listed, the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the requirements of applicable state laws relating to authorization, issuance or sale of securities. The Board may take such measures as it deems desirable to secure compliance with the foregoing.
11.	Administration. The Board shall administer and interpret the Director Plan in its sole discretion.
12.	Construction; Amendment; Termination. The Director Plan shall be construed in accordance with the laws of the State of New York, and may be amended by action of the Board and approval of the shareholders, or terminated at any time by action of the Board.

C-2

Appendix I

PROXY/VOTING INSTRUCTION CARD

JOHN WILEY & SONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter Booth Wiley, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company’s headquarters, 111 River Street, Hoboken, New Jersey, on September 15, 2004, 9:30 A.M., Eastern Daylight Savings Time.

CLASS A SHARES

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

JOHN WILEY & SONS, INC. — ANNUAL MEETING, SEPTEMBER 15, 2004

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-860-0384 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Printed on recycled paper

	Revocable Proxy John Wiley & Sons, Inc.	Please mark as indicated in this example	X

CLASS A SHARES

	For	Withhold All	For All Except		For	Against	Abstain
1. The election as directors of all nominees listed below, except as marked to the contrary.				2. Proposal to ratify the appointment of KPMG LLP as independent accountants.

(01) Larry Franklin (02) Henry A. McKinnell (03) John L. Marion, Jr.				3. Proposal to approve the 2004 Key Employee Stock Plan.

4. Proposal to approve the 2004 Executive Annual Incentive Plan.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.				5. Proposal to approve the Directors Stock Plan.

Mark here if you plan to attend the meeting
The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2,3,4 and 5 listed above.

The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted “FOR” the Election of Directors and “FOR” Proposals 2, 3, 4 and 5.

Please be sure to date and sign this instruction card in the box below.	Date

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Please sign exactly as your name(s) appear(s) hereon.

Sign above

*** IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., September 15, 2004. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., September 15, 2004: 1-866-860-0384	Vote by Internet anytime prior to 3 a.m., September 15, 2004 go to https://www.proxyvotenow.com/jws

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!

Appendix II

PROXY/VOTING INSTRUCTION CARD

JOHN WILEY & SONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter Booth Wiley, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company’s headquarters, 111 River Street, Hoboken, New Jersey, on September 15, 2004, 9:30 A.M., Eastern Daylight Savings Time.

CLASS B SHARES

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE
JOHN WILEY & SONS, INC. — ANNUAL MEETING, SEPTEMBER 15, 2004

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:
1.	Call toll free 1-866-860-0384 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or
2.	Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Printed on recycled paper

	Revocable Proxy John Wiley & Sons, Inc.	Please mark as indicated in this example	X

CLASS B SHARES

	For	Withhold All	For All Except		For	Against	Abstain
1. The election as directors of all nominees listed below, except as marked to the contrary.				2. Proposal to ratify the appointment of KPMG LLP as independent accountants.

(01) Warren J. Baker (03) Kim Jones (05) William B. Plummer (07) Peter Booth Wiley	(02) Matthew S. Kissner (04) William J. Pesce (06) Bradford Wiley II			3. Proposal to approve the 2004 Key Employee Stock Plan.

4. Proposal to approve the 2004 Executive Annual Incentive Plan.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.				5. Proposal to approve the Directors Stock Plan.

Mark here if you plan to attend the meeting
The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2,3,4 and 5 listed above.

The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted “FOR” the Election of Directors and “FOR” Proposals 2, 3, 4 and 5.

Please be sure to date and sign this instruction card in the box below.	Date

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Please sign exactly as your name(s) appear(s) hereon.

Sign Above

*** IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1.	By Mail; or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., September 15, 2004. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., September 15, 2004: 1-866-860-0384	Vote by Internet anytime prior to 3 a.m., September 15, 2004 go to https://www.proxyvotenow.com/jws

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!

Appendix III

PROXY/VOTING INSTRUCTION CARD

JOHN WILEY & SONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter Booth Wiley, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company’s headquarters, 111 River Street, Hoboken, New Jersey, on September 15, 2004, 9:30 A.M., Eastern Daylight Savings Time.

401K

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

JOHN WILEY & SONS, INC. — ANNUAL MEETING, SEPTEMBER 15, 2004

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-860-0384 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Printed on recycled paper

	Revocable Proxy John Wiley & Sons, Inc.	Please mark as indicated in this example	X

401K

	For	Withhold All	For All Except		For	Against	Abstain
1. The election as directors of all nominees listed below, except as marked to the contrary.				2. Proposal to ratify the appointment of KPMG LLP as independent accountants.

(01) Larry Franklin (02) Henry A. McKinnell (03) John L. Marion, Jr.				3. Proposal to approve the 2004 Key Employee Stock Plan.

4. Proposal to approve the 2004 Executive Annual Incentive Plan.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.				5. Proposal to approve the Directors Stock Plan.

Mark here if you plan to attend the meeting
The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2,3,4 and 5 listed above.

The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. This proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the John Wiley & Sons, Inc. This proxy, when properly executed, will be voted as directed. If no direction is given to the Trustee by noon on September 13, 2004, the Plan's Trustee will vote your shares held in the Plan in the same proportion as votes received from other participants in the Plan.

Please be sure to date and sign this instruction card in the box below.	Date

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Please sign exactly as your name(s) appear(s) hereon.

Sign above

*** IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., September 15, 2004. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., September 15, 2004: 1-866-860-0384	Vote by Internet anytime prior to 3 a.m., September 15, 2004 go to https://www.proxyvotenow.com/jws

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!

Appendix IV

PROXY/VOTING INSTRUCTION CARD

JOHN WILEY & SONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter Booth Wiley, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company’s headquarters, 111 River Street, Hoboken, New Jersey, on September 15, 2004, 9:30 A.M., Eastern Daylight Savings Time.

EMPLOYEE STOCK PURCHASE PLAN

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO
VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

         FOLD AND DETACH HERE

JOHN WILEY & SONS, INC. — ANNUAL MEETING, SEPTEM BER 15, 2004

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-860-0384 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Printed on recycled paper

	Revocable Proxy John Wiley & Sons, Inc.	Please mark as indicated in this example	X

Employee Stock Purchase Plan

	For	Withhold All	For All Except		For	Against	Abstain
1. The election as directors of all nominees listed below, except as marked to the contrary.				2. Proposal to ratify the appointment of KPMG LLP as independent accountants.

(01) Larry Franklin (02) Henry A. McKinnell (03) John L. Marion, Jr.				3. Proposal to approve the 2004 Key Employee Stock Plan.

4. Proposal to approve the 2004 Executive Annual Incentive Plan.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.				5. Proposal to approve the Directors Stock Plan.

Mark here if you plan to attend the meeting
The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2,3,4 and 5 listed above.

The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted “FOR” the Election of Directors and “FOR” Proposals 2, 3, 4 and 5.

Please be sure to date and sign this instruction card in the box below.	Date

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Please sign exactly as your name(s) appear(s) hereon.

Sign above

*** IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., September 15, 2004. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., September 15, 2004: 1-866-860-0384	Vote by Internet anytime prior to 3 a.m., September 15, 2004 go to https://www.proxyvotenow.com/jws

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!

Appendix V

		REVOCABLE PROXY JOHN WILEY & SONS, INC.				For	With- hold
X	PLEASE MARK VOTES AS IN THIS EXAMPLE
For All Except
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF JOHN WILEY & SONS, INC. ANNUAL MEETING OF SHAREHOLDERS—SEPTEMBER 15, 2004				1.	The election as directors of all nominees listed below, except as marked to the contrary:
			C L A S	Larry Franklin Henry A. McKinnell John L. Marion,Jr. INSTRUCTION: To withhold authority to vote for any nominee(s),mark “For All Except” and write the nominee(s)’name(s) in the space provided below.

The undersigned hereby appoints Peter Booth Wiley, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company’s headquarters, 111 River Street, Hoboken, New Jersey, on September 15, 2004, 9:30 A.M., Eastern Daylight Savings Time.

S A
			S H A R E S		For		Against	Abstain
				2.	Proposal to ratify the appointment of KPMG LLP as independent accountants.

				3.	Proposal to approve the 2004 Key Employee Stock Plan.

				4.	Proposal to approve the 2004 Executive Annual Incentive Plan.

				5.	Proposal to approve the Directors Stock Plan.

Please be sure to sign and date this Proxy in the box below.		Date		Mark here if you plan to attend the meeting
	Stockholder sign above	Co-holder (if any) sign above		The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2,3,4 and 5 listed above.

The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted “FOR” the Election of Directors and “FOR” Proposals 2,3, 4 and 5.

Detach above card, sign, date and mail in postage paid envelope provided.

JOHN WILEY & SONS, INC.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Please sign exactly as your name(s) appear(s) hereon.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________________________________

_____________________________________________________

_____________________________________________________

Appendix VI

		REVOCABLE PROXY JOHN WILEY & SONS, INC.				For	With- hold
X	PLEASE MARK VOTES AS IN THIS EXAMPLE
For All Except
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF JOHN WILEY & SONS, INC. ANNUAL MEETING OF SHAREHOLDERS—SEPTEMBER 15, 2004				1.	The election as directors of all nominees listed below, except as marked to the contrary:
C L A S

           Warren J. Baker, Matthew S. Kissner, Kim Jones,
           William J. Pesce, William B. Plummer, Bradford Wiley II and
           Peter Booth Wiley

INSTRUCTION: To withhold authority to vote for any nominee(s),mark “For All Except” and write the nominee(s)’name(s) in the space provided below.

The undersigned hereby appoints Peter Booth Wiley, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company’s headquarters, 111 River Street, Hoboken, New Jersey, on September 15, 2004, 9:30 A.M., Eastern Daylight Savings Time.

S
B
			S H A R E S		For		Against	Abstain
				2.	Proposal to ratify the appointment of KPMG LLP as independent accountants.

				3.	Proposal to approve the 2004 Key Employee Stock Plan.

				4.	Proposal to approve the 2004 Executive Annual Incentive Plan.

				5.	Proposal to approve the Directors Stock Plan.

Please be sure to sign and date this Proxy in the box below.		Date		Mark here if you plan to attend the meeting
	Stockholder sign above	Co-holder (if any) sign above		The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2,3,4 and 5 listed above.

The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted “FOR” the Election of Directors and “FOR” Proposals 2,3, 4 and 5.

Detach above card, sign, date and mail in postage paid envelope provided.

JOHN WILEY & SONS, INC.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Please sign exactly as your name(s) appear(s) hereon.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________________________________

_____________________________________________________

_____________________________________________________